INVESTOR FINANCIAL SUPPLEMENT

JUNE 30, 2007

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
One Hartford Plaza
Hartford, CT 06155
Internet address:
http://www.thehartford.com
Contacts:
Kimberly Johnson
Senior Vice President
Investor Relations
Phone (860) 547-6781
JR (John) Reilly
Assistant Vice President
Investor Relations
Phone (860) 547-9140
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
As of July 24, 2007

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance Company	A+	AA	AA-	Aa3
Hartford Life & Accident Insurance Company	A+	AA	AA-	Aa3
Hartford Life & Annuity Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance KK (Japan)	—	—	AA-	—
Hartford Life Limited (Ireland)	—	—	AA-	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	a	A	A	A2
Commercial paper	AMB-1	F1	A-1	P-1

Hartford Life, Inc.:
Senior debt	a	A	A	A2

Hartford Life Insurance Company:
Short term rating	—	—	A-1+	P-1
Consumer notes	a+	AA-	AA-	A1
TRANSFER AGENT
The Bank of New York
Shareholder Relations Department — 12E
P.O. Box 11258
Church Street Station
New York, NY 10286
1 (800) 254-2823
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i, ii, iii

CONSOLIDATED	Consolidated Financial Results	C-1
	Operating Results by Segment	C-2
	Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
	Three Months Ended June 30, 2007 and 2006	C-3
	Six Months Ended June 30, 2007 and 2006	C-4
Consolidating Balance Sheets
	As of June 30, 2007 and December 31, 2006	C-5
	Capital Structure	C-6
	Accumulated Other Comprehensive Income (Loss)	C-7
	Computation of Basic and Diluted Earnings Per Share	C-8
Analysis of Net Realized Capital Gains and Losses
	Three Months Ended June 30, 2007 and 2006	C-9
	Six Months Ended June 30, 2007 and 2006	C-10
	Computation of Return-on-Equity Measures	C-11

LIFE	Financial Highlights	L-1
	Operating Results	L-2
	Total Assets Under Management	L-3
	Consolidated Balance Sheets	L-4
	Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
	Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
	As of March 31, 2007	L-7
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
	Individual Annuity	L-9
	Other	L-10
Supplemental Data
	Deposits	L-11
	Assets Under Management	L-12
	Individual Annuity — Account Value Rollforward	L-13
	Other Retail — Asset Rollforward	L-14
Retirement Plans
	Income Statements	L-15
Supplemental Data
	Deposits	L-16
	Assets Under Management	L-17
	Account Value Rollforward	L-18
Institutional Solutions Group
	Income Statements	L-19
Supplemental Data
	Deposits	L-20
	Assets Under Management	L-21
	Account Value and Asset Rollforward	L-22
Individual Life
	Income Statements	L-23
	Supplemental Data	L-24
	Account Value Rollforward	L-25

Group Benefits
	Income Statements	L-26
	Supplemental Data	L-27
International
	Highlights	L-28

Japan
	Income Statements	L-29
	Supplemental Data — Account Value Rollforward in Dollars	L-30
	Supplemental Data — Account Value Rollforward in Yen	L-31
PROPERTY &	Financial Highlights	PC-1
CASUALTY	Operating Results	PC-2
	Ongoing Operations Operating Results	PC-3
Ongoing Operations Consolidating Underwriting Results
	Three Months Ended June 30, 2007	PC-4
	Six Months Ended June 30, 2007	PC-5
	Ongoing Operations Underwriting Results	PC-6
	Business Insurance Underwriting Results	PC-7
	Business Insurance Written and Earned Premiums	PC-8
	Personal Lines Underwriting Results	PC-9
	Personal Lines Written and Earned Premiums	PC-10
	Specialty Commercial Underwriting Results	PC-11
	Specialty Commercial Written and Earned Premiums	PC-12
	Other Operations Operating Results	PC-13
	Other Operations Losses and Loss Adjustment Expenses	PC-14
	Summary of Gross Asbestos Reserves	PC-15
	Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-16
Unpaid Loss and Loss Adjustment Expense Reserve Rollforward
	Three Months Ended June 30, 2007	PC-17
	Six Months Ended June 30, 2007	PC-18
	Reinsurance Recoverable Analysis	PC-19
	Consolidated Income Statements	PC-20
	Consolidated Balance Sheets	PC-21
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-22

INVESTMENTS	Investment Earnings Before-tax
	Consolidated	I-1
	Life	I-2
	Property & Casualty	I-3
	Corporate	I-4
Composition of Invested Assets
	Consolidated	I-5
	Life	I-6
	Property & Casualty	I-7
Unrealized Loss Aging
	Consolidated	I-8
	Life	I-9
	Property & Casualty	I-10
Invested Asset Exposures
	As of June 30, 2007	I-11

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
     DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	Life is organized into six reportable operating segments: Retail Products Group, Retirement Plans, Institutional Solutions Group, Individual Life, Group Benefits and International. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; net realized capital gains and losses on fixed maturity sales generated from movements in interest rates, less amortization of those gains or losses back to the reportable segments; net realized capital gains and losses generated from credit related events, less a credit risk fee charged to the reportable segments; net realized capital gains and losses from non-qualifying derivative strategies (including embedded derivatives) other than the net periodic coupon settlements on credit derivatives and the net periodic coupon settlements on the cross currency swap used to economically hedge currency and interest rate risk generated from sales of Life’s yen based fixed annuity, which are allocated to the reportable segments; the mark-to-market adjustment for the equity securities held for trading reported in net investment income and the related change in interest credited reported as a component of benefits, losses and loss adjustment expenses because these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; and intersegment eliminations.

•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of the Business Insurance, Personal Lines and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Business Insurance, Personal Lines and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated based on net income.

•	Corporate primarily includes the Company’s debt financing and related interest expense, as well as certain capital raising and purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.

•	Assets under management is an internal performance measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

•	Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

•	Certain reclassifications have been made to the prior periods to conform to the June 30, 2007 presentation.

•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
     DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-8.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property and casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.

•	The Hartford’s management evaluates profitability of the Business Insurance, Personal Lines and Specialty Commercial underwriting segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-13, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the periods presented herein are set forth on page C-2a.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
     DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES (CONTINUED)
•	Book value per share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.

•	The Hartford provides different measures of the return on equity (“ROE”) of the Company. ROE (core earnings last twelve months to equity excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-11.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED					Year Over		Sequential		SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Year		3 Month		JUNE 30,
	2006	2006	2006	2007	2007	Change		Change		2006	2007	Change
HIGHLIGHTS
Net income	$476	$758	$783	$876	$627	32%		(28%)		$1,204	$1,503	25%
Core earnings	$573	$727	$768	$843	$764	33%		(9%)		$1,370	$1,607	17%
Total revenues	$4,971	$7,407	$7,579	$6,759	$7,660	54%		13%		$11,514	$14,419	25%
Total assets	$294,938	$304,794	$326,710	$332,711	$345,646	17%		4%
Total assets under management [1]	$337,182	$350,896	$377,599	$386,793	$405,801	20%		5%

PER SHARE AND SHARES DATA
Basic earnings per share
Net income	$1.57	$2.45	$2.45	$2.74	$1.98	26%		(28%)		$3.98	$4.72	19%
Core earnings	$1.89	$2.35	$2.40	$2.64	$2.41	28%		(9%)		$4.52	$5.05	12%
Diluted earnings per share
Net income	$1.52	$2.39	$2.42	$2.71	$1.96	29%		(28%)		$3.86	$4.68	21%
Core earnings	$1.83	$2.30	$2.37	$2.61	$2.39	31%		(8%)		$4.40	$5.00	14%
Weighted average common shares outstanding (basic)	303.3	310.0	319.7	319.6	316.8	13.5	sh	(2.8)	sh	302.8	318.2	15.4	sh
Weighted average common shares outstanding
and dilutive potential common shares (diluted)	312.3	316.7	323.9	322.7	319.6	7.3	sh	(3.1)	sh	311.6	321.2	9.6	sh
Common shares outstanding	304.1	316.6	323.3	316.4	317.6	13.5	sh	1.2	sh	304.1	317.6	13.5	sh
Book value per share	$50.59	$56.01	$58.39	$59.58	$58.72	16%		(1%)
Per share impact of AOCI	$(3.03)	$0.20	$0.56	$0.56	$(1.89)	38%		NM
Book value per share (excluding AOCI)	$53.62	$55.81	$57.83	$59.02	$60.61	13%		3%

FINANCIAL RATIOS
ROE (net income last 12 months to equity including AOCI) [2]	14.3%	14.7%	16.1%	16.9%	17.9%	3.6		1.0
ROE (core earnings last 12 months to equity excluding AOCI) [2]	15.9%	16.0%	16.9%	16.9%	17.4%	1.5		0.5
Debt to capitalization including AOCI	23.7%	18.7%	17.9%	19.2%	19.5%	(4.2)		0.3
Investment yield, after-tax	3.9%	3.9%	4.0%	4.1%	4.2%	0.3		0.1		3.9%	4.2%	0.3
Ongoing Property & Casualty GAAP combined ratio	89.3	90.4	88.9	88.8	91.7	(2.4)		(2.9)		89.0	90.3	(1.3)

[1]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[2]	See page C-11 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

	THREE MONTHS ENDED					Year over	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30	Year	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
LIFE
Retail Products Group
Individual Annuity	$155	$170	$86	$174	$184	19%	6%	$315	$358	14%
Other Retail	11	14	16	15	15	36%	—	27	30	11%

Total Retail Products Group	166	184	102	189	199	20%	5%	342	388	13%
Retirement Plans	22	21	45	23	26	18%	13%	43	49	14%
Institutional Solutions Group	29	24	24	33	29	—	(12%)	51	62	22%
Individual Life	48	46	31	46	44	(8%)	(4%)	93	90	(3%)
Group Benefits	74	74	87	66	87	18%	32%	142	153	8%
International	52	47	101	54	59	13%	9%	98	113	15%
Other [1]	(5)	11	4	7	(9)	(80%)	NM	35	(2)	NM

Total Life core earnings [2]	$386	$407	$394	$418	$435	13%	4%	$804	$853	6%

PROPERTY & CASUALTY
Ongoing Operations
Ongoing Operations Underwriting Results
Business Insurance	$197	$123	$164	$124	$134	(32%)	8%	$331	$258	(22%)
Personal Lines	126	89	108	130	84	(33%)	(35%)	232	214	(8%)
Specialty Commercial	(43)	41	19	39	(1)	98%	NM	4	38	NM

Total Ongoing Operations underwriting results	280	253	291	293	217	(23%)	(26%)	567	510	(10%)
Net servicing income	12	15	8	11	14	17%	27%	30	25	(17%)
Net investment income	296	299	339	351	385	30%	10%	587	736	25%
Periodic net coupon settlements on credit derivatives, before-tax	1	1	2	3	3	NM	—	1	6	500%
Other expenses	(75)	(40)	(54)	(60)	(56)	25%	7%	(128)	(116)	9%
Income tax expense	(153)	(160)	(174)	(178)	(165)	(8%)	7%	(310)	(343)	(11%)

Ongoing Operations core earnings [1]	$361	$368	$412	$420	$398	10%	(5%)	$747	$818	10%

Other Operations core earnings [3]	$(126)	$3	$36	$28	$(36)	71%	NM	$(91)	$(8)	91%

Total Property & Casualty core earnings	$235	$371	$448	$448	$362	54%	(19%)	$656	$810	23%

CORPORATE
Total Corporate core earnings [2]	$(48)	$(51)	$(74)	$(23)	$(33)	31%	(43%)	$(90)	$(56)	38%

CONSOLIDATED
Core earnings	$573	$727	$768	$843	$764	33%	(9%)	$1,370	$1,607	17%
Add: Net realized capital gains (losses), after-tax [2], [4]	(97)	31	15	33	(137)	(41%)	NM	(166)	(104)	37%

Net income	$476	$758	$783	$876	$627	32%	(28%)	$1,204	$1,503	25%

PER SHARE DATA [5]
Diluted earnings per share
Core earnings	$1.83	$2.30	$2.37	$2.61	$2.39	31%	(8%)	$4.40	$5.00	14%
Net income	$1.52	$2.39	$2.42	$2.71	$1.96	29%	(28%)	$3.86	$4.68	21%

[1]	Included in the six months ended June 30, 2006 and the three months ended June 30, 2007 in Life Core Earnings are charges of $7 and $21, respectively, to reserve for regulatory matters. Included in the three months ended June 30, 2007 in Ongoing Operations Core Earnings is a charge of $9 to reserve for regulatory matters.

[2]	Included in the three months ended December 31, 2006 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $(17), $(13), and $(46), respectively, related to the effect of the unlock of deferred acquisition costs. See L-1 for further details by Life segment.

[3]	The three months ended June 30, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended June 30, 2007 included a charge of $64, after-tax, principally as a result of an adverse arbitration decision.

[4]	Includes those net realized capital gains (losses) not included in core earnings. See pages C-9 and C-10 for further analysis.

[5]	See page C-8 for reconciliation of net income to core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

	THREE MONTHS ENDED					Year Over	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Year	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
LIFE
Retail Products Group
Individual Annuity	$155	$170	$86	$174	$184	19%	6%	$315	$358	14%
Other Retail	11	14	16	15	15	36%	—	27	30	11%

Total Retail Products Group	166	184	102	189	199	20%	5%	342	388	13%
Retirement Plans	22	21	45	23	26	18%	13%	43	49	14%
Institutional Solutions Group	29	24	24	33	29	—	(12%)	51	62	22%
Individual Life	48	46	31	46	44	(8%)	(4%)	93	90	(3%)
Group Benefits	74	74	87	66	87	18%	32%	142	153	8%
International	52	47	101	54	59	13%	9%	98	113	15%
Other [1]	(5)	11	4	7	(9)	(80%)	NM	35	(2)	NM

Total Life core earnings [2]	$386	$407	$394	$418	$435	13%	4%	$804	$853	6%

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development:
Business Insurance	185	128	156	142	122	(34%)	(14%)	344	264	(23%)
Personal Lines	135	104	129	151	120	(11%)	(21%)	278	271	(3%)
Specialty Commercial	24	43	20	32	15	(38%)	(53%)	44	47	7%

Total Ongoing Operations underwriting results before catastrophes and prior year development	344	275	305	325	257	(25%)	(21%)	666	582	(13%)
Catastrophes, excluding prior year development	(73)	(50)	(35)	(28)	(52)	29%	(86%)	(114)	(80)	30%
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	17	39	(4)	5	(3)	NM	NM	35	2	(94%)
Other loss and loss adjustment expenses	(8)	(11)	25	(9)	15	NM	NM	(20)	6	NM

Total Ongoing Operations underwriting results	280	253	291	293	217	(23%)	(26%)	567	510	(10%)
Net servicing income	12	15	8	11	14	17%	27%	30	25	(17%)
Net investment income	296	299	339	351	385	30%	10%	587	736	25%
Periodic net coupon settlements on credit derivatives, before-tax	1	1	2	3	3	NM	—	1	6	500%
Other expenses	(75)	(40)	(54)	(60)	(56)	25%	7%	(128)	(116)	9%
Income tax expense	(153)	(160)	(174)	(178)	(165)	(8%)	7%	(310)	(343)	(11%)

Ongoing Operations core earnings [1]	$361	$368	$412	$420	$398	10%	(5%)	$747	$818	10%

Other Operations core earnings [3]	$(126)	$3	$36	$28	$(36)	71%	NM	$(91)	$(8)	91%

Total Property & Casualty core earnings	$235	$371	$448	$448	$362	54%	(19%)	$656	$810	23%

CORPORATE
Total Corporate core earnings [2]	$(48)	$(51)	$(74)	$(23)	$(33)	31%	(43%)	$(90)	$(56)	38%

CONSOLIDATED
Core earnings	$573	$727	$768	$843	$764	33%	(9%)	$1,370	$1,607	17%
Add: Net realized capital gains (losses), after-tax [2], [4]	(97)	31	15	33	(137)	(41%)	NM	(166)	(104)	37%

Net income	$476	$758	$783	$876	$627	32%	(28%)	$1,204	$1,503	25%

[1]	Included in the six months ended June 30, 2006 and the three months ended June 30, 2007 in Life Core Earnings are charges of $7 and $21, respectively, to reserve for regulatory matters. Included in the three months ended June 30, 2007 in Ongoing Operations Core Earnings is a charge of $9 to reserve for regulatory matters.

[2]	Included in the three months ended December 31, 2006 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $(17), $(13), and $(46), respectively, related to the effect of the unlock of deferred acquisition costs. See L-1 for further details by Life segment.

[3]	The three months ended June 30, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended June 30, 2007 included a charge of $64, after-tax, principally as a result of an adverse arbitration decision.

[4]	Includes those net realized capital gains (losses) not included in core earnings. See pages C-9 and C-10 for further analysis.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2007 AND 2006

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change
Earned premiums	$1,245	$1,081	15%	$2,622	$2,607	1%	$—	$—	—	$3,867	$3,688	5%
Fee income	1,341	1,156	16%	—	—	—	5	3	67%	1,346	1,159	16%
Net investment income
Securities available-for-sale and other	884	791	12%	446	365	22%	6	2	NM	1,336	1,158	15%
Equity securities held for trading [1]	1,234	(970)	NM	—	—	—	—	—	—	1,234	(970)	NM

Total net investment income	2,118	(179)	NM	446	365	22%	6	2	NM	2,570	188	NM
Other revenues	—	—	—	124	114	9%	1	1	—	125	115	9%
Net realized capital losses	(221)	(150)	(47%)	(24)	(29)	17%	(3)	—	NM	(248)	(179)	(39%)

Total revenues	4,483	1,908	135%	3,168	3,057	4%	9	6	50%	7,660	4,971	54%

Benefits, losses and loss adjustment expenses [1]	2,958	508	NM	1,820	1,963	(7%)	—	—	—	4,778	2,471	93%
Amortization of deferred policy acquisition costs and present value of future profits	309	306	1%	528	523	1%	—	—	—	837	829	1%
Insurance operating costs and expenses	788	692	14%	177	107	65%	—	—	—	965	799	21%
Interest expense	1	—	NM	—	—	—	65	71	(8%)	66	71	(7%)
Other expenses	12	9	33%	168	178	(6%)	(3)	9	NM	177	196	(10%)

Total benefits and expenses	4,068	1,515	169%	2,693	2,771	(3%)	62	80	(23%)	6,823	4,366	56%

Income (loss) before income taxes	415	393	6%	475	286	66%	(53)	(74)	28%	837	605	38%

Income tax expense (benefit)	97	85	14%	131	70	87%	(18)	(26)	32%	210	129	63%

Net income (loss)	318	308	3%	344	216	59%	(35)	(48)	27%	627	476	32%

Less: Net realized capital losses, after-tax	(117)	(78)	(50%)	(18)	(19)	5%	(2)	—	NM	(137)	(97)	(41%)

Core earnings	$435	$386	13%	$362	$235	54%	$(33)	$(48)	31%	$764	$573	33%

[1]	Includes investment income and mark-to-market effects of equity securities held for trading supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007 AND 2006

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change
Earned premiums	$2,453	$2,354	4%	$5,245	$5,173	1%	$—	$—	—	$7,698	$7,527	2%
Fee income	2,619	2,274	15%	—	—	—	9	6	50%	2,628	2,280	15%
Net investment income
Securities available-for-sale and other	1,736	1,557	11%	859	722	19%	14	6	133%	2,609	2,285	14%
Equity securities held for trading [1]	1,444	(516)	NM	—	—	—	—	—	—	1,444	(516)	NM

Total net investment income	3,180	1,041	NM	859	722	19%	14	6	133%	4,053	1,769	129%
Other revenues	—	—	—	242	237	2%	—	1	(100%)	242	238	2%
Net realized capital losses	(198)	(276)	28%	(1)	(24)	96%	(3)	—	NM	(202)	(300)	33%

Total revenues	8,054	5,393	49%	6,345	6,108	4%	20	13	54%	14,419	11,514	25%

Benefits, claims and claim adjustment expenses [1]	4,826	2,646	82%	3,495	3,604	(3%)	—	—	—	8,321	6,250	33%
Amortization of deferred policy acquisition costs and present value of future profits	653	605	8%	1,056	1,041	1%	—	—	—	1,709	1,646	4%
Insurance operating costs and expenses	1,525	1,278	19%	328	248	32%	—	—	—	1,853	1,526	21%
Interest expense	1	—	NM	—	—	—	128	137	(7%)	129	137	(6%)
Other expenses	42	16	163%	335	335	—	(19)	15	NM	358	366	(2%)

Total benefits and expenses	7,047	4,545	55%	5,214	5,228	—	109	152	(28%)	12,370	9,925	25%

Income (loss) before income taxes	1,007	848	19%	1,131	880	29%	(89)	(139)	36%	2,049	1,589	29%

Income tax expense (benefit)	251	194	29%	326	240	36%	(31)	(49)	37%	546	385	42%

Net income (loss)	756	654	16%	805	640	26%	(58)	(90)	36%	1,503	1,204	25%

Less: Net realized capital losses, after-tax	(97)	(150)	35%	(5)	(16)	69%	(2)	—	NM	(104)	(166)	37%

Core earnings	$853	$804	6%	$810	$656	23%	$(56)	$(90)	38%	$1,607	$1,370	17%

[1]	Includes investment income and mark-to-market effects of equity securities held for trading supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF JUNE 30, 2007 AND DECEMBER 31, 2006

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Jun. 30,	Dec. 31,		Jun. 30,	Dec. 31,		Jun. 30,	Dec. 31,		Jun. 30,	Dec. 31,
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change
Investments
Fixed maturities, available-for-sale, at fair value	$53,782	$53,173	1%	$27,468	$27,178	1%	$386	$404	(4%)	$81,636	$80,755	1%
Equity securities, trading, at fair value	31,843	29,393	8%	—	—	—	—	—	—	31,843	29,393	8%
Equity securities, available-for-sale, at fair value	1,387	811	71%	947	873	8%	56	55	2%	2,390	1,739	37%
Policy loans, at outstanding balance	2,052	2,051	—	—	—	—	—	—	—	2,052	2,051	—
Mortgage loans on real estate	4,236	2,909	46%	655	409	60%	—	—	—	4,891	3,318	47%
Other investments	1,330	1,077	23%	1,132	840	35%	43	—	NM	2,505	1,917	31%

Total investments	94,630	89,414	6%	30,202	29,300	3%	485	459	6%	125,317	119,173	5%
Cash	1,434	1,199	20%	190	225	(16%)	—	—	—	1,624	1,424	14%
Premiums receivable and agents’ balances	413	424	(3%)	3,436	3,251	6%	—	—	—	3,849	3,675	5%
Reinsurance recoverables	1,165	1,106	5%	3,966	4,465	(11%)	—	—	—	5,131	5,571	(8%)
Deferred policy acquisition costs and present value of future profits	9,516	9,070	5%	1,212	1,197	1%	1	1	—	10,729	10,268	4%
Deferred income taxes	(510)	(717)	29%	686	608	13%	382	393	(3%)	558	284	96%
Goodwill	805	796	1%	149	149	—	772	772	—	1,726	1,717	1%
Property and equipment, net	358	248	44%	552	543	2%	—	—	—	910	791	15%
Other assets	2,126	1,724	23%	1,403	1,281	10%	459	318	44%	3,988	3,323	20%
Separate account assets	191,814	180,484	6%	—	—	—	—	—	—	191,814	180,484	6%

Total assets	$301,751	$283,748	6%	$41,796	$41,019	2%	$2,099	$1,943	8%	$345,646	$326,710	6%

Future policy benefits, unpaid losses and loss adjustment expenses	$14,630	$14,016	4%	$21,990	$21,991	—	$—	$—	—	$36,620	$36,007	2%
Other policyholder funds and benefits payable	74,796	71,311	5%	—	—	—	—	—	—	74,796	71,311	5%
Unearned premiums	132	103	28%	5,576	5,522	1%	(4)	(5)	20%	5,704	5,620	1%
Debt	114	—	NM	—	—	—	4,404	4,103	7%	4,518	4,103	10%
Consumer notes	588	258	128%	—	—	—	—	—	—	588	258	128%
Other liabilities	8,774	6,012	46%	4,870	3,321	47%	(686)	718	NM	12,958	10,051	29%
Separate account liabilities	191,814	180,484	6%	—	—	—	—	—	—	191,814	180,484	6%

Total liabilities	290,848	272,184	7%	32,436	30,834	5%	3,714	4,816	(23%)	326,998	307,834	6%

Equity excluding AOCI, net of tax	11,025	11,177	(1%)	9,323	9,851	(5%)	(1,099)	(2,330)	53%	19,249	18,698	3%
AOCI, net of tax	(122)	387	NM	37	334	(89%)	(516)	(543)	5%	(601)	178	NM

Total stockholders’ equity	10,903	11,564	(6%)	9,360	10,185	(8%)	(1,615)	(2,873)	44%	18,648	18,876	(1%)

Total liabilities and stockholders’ equity	$301,751	$283,748	6%	$41,796	$41,019	2%	$2,099	$1,943	8%	$345,646	$326,710	6%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over	Sequential
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Year	3 Month
	2006	2006	2006	2007	2007	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt)	$1,384	$995	$599	$468	$399	(71%)	(15%)
Capital lease	—	—	—	—	114
Senior notes	2,137	2,263	3,504	4,004	4,005	87%	—

Subtotal	3,521	3,258	4,103	4,472	4,518	28%	1%

Equity unit notes	755	330	—	—	—	(100%)	—
Junior subordinated debentures	488	488	—	—	—	(100%)	—

Total debt [1]	$4,764	$4,076	$4,103	$4,472	$4,518	(5%)	1%

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$16,307	$17,669	$18,698	$18,674	$19,249	18%	3%
AOCI, net of tax	(924)	64	178	177	(601)	35%	NM

Total stockholders’ equity	$15,383	$17,733	$18,876	$18,851	$18,648	21%	(1%)

CAPITALIZATION
Total capitalization including AOCI, net of tax	$20,147	$21,809	$22,979	$23,323	$23,166	15%	(1%)

Total capitalization excluding AOCI, net of tax	$21,071	$21,745	$22,801	$23,146	$23,767	13%	3%

DEBT TO CAPITALIZATION RATIOS

Ratios Including AOCI
Total debt to capitalization	23.7%	18.7%	17.9%	19.2%	19.5%	(4.2)	0.3

Ratios Excluding AOCI
Total debt to capitalization	22.6%	18.7%	18.0%	19.3%	19.0%	(3.6)	(0.3)

Debt (including the adjusted unfunded pension liability, six times rental expense on operating leases and 75% equity credit on equity units) to capitalization [2] [3]	25.1%	22.7%	22.1%	23.3%	22.6%	(2.5)	(0.7)

[1]	The Hartford began issuing consumer notes in September 2006, which have been excluded from total debt for capital structure analysis. Consumer notes were $41, $258, $435 and $588 as of September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007, respectively.

[2]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit to the forward purchase contracts of $1,020 underlying equity units as of June 30, 2006. The 75% equity credit was applied to forward purchase contracts of $330 as of September 30, 2006.

[3]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.4 billion, $1.4 billion, $1.2 billion, $1.2 billion and $1.1 billion for the three months ended June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED
As of June 30, 2007

Fixed maturities unrealized gain	$211	$(19)	$(1)	$191
Equities unrealized gain	19	92	10	121
Net deferred loss on cash-flow hedging instruments	(283)	(19)	—	(302)

Total unrealized gain	(53)	54	9	10
Foreign currency translation adjustments	(69)	(40)	—	(109)
Pension and other postretirement adjustment	—	23	(525)	(502)

Total accumulated other comprehensive income (loss)	$(122)	$37	$(516)	$(601)

As of December 31, 2006
Fixed maturities unrealized gain	$613	$313	$—	$926
Equities unrealized gain	20	105	7	132
Net deferred loss on cash-flow hedging instruments	(208)	(26)	—	(234)

Total unrealized gain	425	392	7	824
Foreign currency translation adjustments	(38)	(82)	—	(120)
Pension and other postretirement adjustment	—	24	(550)	(526)

Total accumulated other comprehensive income (loss)	$387	$334	$(543)	$178

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED					SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	June 30,
	2006	2006	2006	2007	2007	2006	2007
Numerator:
Net income	$476	$758	$783	$876	$627	$1,204	$1,503
Less: Net realized capital gains (losses), after-tax	(97)	31	15	33	(137)	(166)	(104)

Core earnings	573	727	768	843	764	1,370	1,607

Denominator:
Weighted average common shares outstanding (basic)	303.3	310.0	319.7	319.6	316.8	302.8	318.2
Dilutive effect of equity units	6.0	3.8	1.0	—	—	5.8	—
Dilutive effect of stock compensation	3.0	2.9	3.2	3.1	2.8	3.0	3.0

Weighted average common shares outstanding and dilutive potential common shares (diluted)	312.3	316.7	323.9	322.7	319.6	311.6	321.2

Basic earnings per share
Net income	$1.57	$2.45	$2.45	$2.74	$1.98	$3.98	$4.72
Less: Net realized capital gains (losses), after-tax	(0.32)	0.10	0.05	0.10	(0.43)	(0.54)	(0.33)

Core earnings	1.89	2.35	2.40	2.64	2.41	4.52	5.05

Diluted earnings per share
Net income	$1.52	$2.39	$2.42	2.71	1.96	$3.86	$4.68
Less: Net realized capital gains (losses), after-tax	(0.31)	0.09	0.05	0.10	(0.43)	(0.54)	(0.32)

Core earnings	1.83	2.30	2.37	2.61	2.39	4.40	5.00

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES
THREE MONTHS ENDED JUNE 30, 2007 AND 2006

THREE MONTHS ENDED JUNE 30, 2007 AND 2006	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change
Net Realized Capital Gains (Losses) Excluded from Core Earnings, Before Tax and DAC
Net gains (losses) on sales	$(16)	$(34)	53%	$2	$(1)	NM	$—	$—	—	$(14)	$(35)	60%
Impairments
Credit Related	—	—	—	(10)	—	NM	—	—	—	(10)	—	NM
Other [1]	(20)	(43)	53%	(10)	(23)	57%	—	—	—	(30)	(66)	55%

Total impairments	(20)	(43)	53%	(20)	(23)	13%	—	—	—	(40)	(66)	39%
Japanese fixed annuity, net [2]	(17)	(14)	(21%)	—	—	—	—	—	—	(17)	(14)	(21%)
GMWB derivatives, net [3]	(133)	(22)	NM	—	—	—	—	—	—	(133)	(22)	NM
Other [4]	(22)	(29)	24%	(9)	(6)	(50%)	(3)	—	NM	(34)	(35)	3%

Total net realized capital gains (losses) excluded from core earnings, before tax and DAC	(208)	(142)	(46%)	(27)	(30)	10%	(3)	—	NM	(238)	(172)	(38%)

Impacts of tax and deferred policy acquisition costs (“DAC”)	91	64	42%	9	11	(18%)	1	—	NM	101	75	35%

Total net realized capital gains (losses) excluded from core earnings, after tax and DAC	$(117)	$(78)	(50%)	$(18)	$(19)	5%	$(2)	$—	NM	$(137)	$(97)	(41%)

Reconciliation of Net Realized Capital Gains (Losses) Excluded from Core Earnings to Total Net Realized Capital Gains (Losses) — Before-Tax

Total net realized capital gains (losses) excluded from core earnings	$(208)	$(142)	(46%)	$(27)	$(30)	10%	$(3)	$—	NM	$(238)	$(172)	(38%)
Total net realized capital gains (losses) included in core earnings	(13)	(8)	(63%)	3	1	NM	—	—	—	(10)	(7)	(43%)

Total net realized capital gains (losses)	$(221)	$(150)	(47%)	$(24)	$(29)	17%	$(3)	$—	NM	$(248)	$(179)	(39%)

[1]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[2]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain of $30 would have been recognized as an offset to this amount in the three months ended June 30, 2007.

[3]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES
SIX MONTHS ENDED JUNE 30, 2007 AND 2006

SIX MONTHS ENDED JUNE 30, 2007 AND 2006	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change
Net Realized Capital Gains (Losses) Excluded from Core Earnings, Before Tax and DAC
Net gains (losses) on sales	$16	$(52)	NM	$28	$2	NM	$—	$—	—	$44	$(50)	NM
Impairments
Credit Related	(12)	—	NM	(10)	—	NM	—	—	—	(22)	—	NM
Other [1]	(22)	(52)	58%	(11)	(37)	70%	—	—	—	(33)	(89)	63%

Total impairments	(34)	(52)	35%	(21)	(37)	43%	—	—	—	(55)	(89)	38%
Japanese fixed annuity, net [2]	(12)	(58)	79%	—	—	—	—	—	—	(12)	(58)	79%
GMWB derivatives, net [3]	(111)	(35)	NM	—	—	—	—	—	—	(111)	(35)	NM
Other [4]	(32)	(57)	44%	(14)	10	NM	(3)	—	NM	(49)	(47)	(4%)

Total net realized capital gains (losses) excluded from core earnings, before tax and DAC	(173)	(254)	32%	(7)	(25)	72%	(3)	—	NM	(183)	(279)	34%

Impacts of tax and deferred policy acquisition costs (“DAC”)	76	104	(27%)	2	9	(78%)	1	—	NM	79	113	(30%)

Total net realized capital gains (losses) excluded from core earnings, after tax and DAC	$(97)	$(150)	35%	$(5)	$(16)	69%	$(2)	$—	NM	$(104)	$(166)	37%

Reconciliation of Net Realized Capital Gains (Losses) Excluded from Core Earnings to Total Net Realized Capital Gains (Losses) — Before-Tax

Total net realized capital gains (losses) excluded from core earnings	$(173)	$(254)	32%	$(7)	$(25)	72%	$(3)	$—	NM	$(183)	$(279)	34%
Total net realized capital gains (losses) included in core earnings	(25)	(22)	(14%)	6	1	NM	—	—	—	(19)	(21)	10%

Total net realized capital gains (losses)	$(198)	$(276)	28%	$(1)	$(24)	96%	$(3)	$—	NM	$(202)	$(300)	33%

[1]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[2]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain of $28 would have been recognized as an offset to this amount in the six months ended June 30, 2007.

[3]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	June. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,
	2006	2006	2006	2007	2007
Numerator [1]:
Net income — last 12 months	$2,210	$2,429	$2,745	$2,893	$3,044
Core earnings — last 12 months	$2,424	$2,595	$2,865	$2,911	$3,102

Denominator [2]:
Average equity, including AOCI	15,486.5	16,521.5	17,100.5	17,130.5	17,015.5
Less: Average AOCI	247.5	328.5	134.0	(140.0)	(762.5)

Average equity, excluding AOCI	15,239.0	16,193.0	16,966.5	17,270.5	17,778.0

ROE (net income last 12 months to equity including AOCI)	14.3%	14.7%	16.1%	16.9%	17.9%
ROE (core earnings last 12 months to equity excluding AOCI)	15.9%	16.0%	16.9%	16.9%	17.4%

[1]	For a reconciliation of net income to core earnings, see page C-8.

[2]	Average equity is calculated by taking the sum of equity at the beginning of the twelve month period and equity at the end of the twelve month period and dividing by 2.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
REVENUES
Retail Products Group
Individual Annuity [1]	$703	$691	$714	$721	$765	9%	6%	$1,400	$1,486	6%
Other Retail	164	158	177	183	200	22%	9%	317	383	21%

Total Retail Products Group	867	849	891	904	965	11%	7%	1,717	1,869	9%
Retirement Plans	131	131	139	143	150	15%	5%	268	293	9%
Institutional Solutions Group	367	429	415	517	548	49%	6%	885	1,065	20%
Individual Life [1]	275	271	342	285	289	5%	1%	546	574	5%
Group Benefits	1,129	1,137	1,161	1,201	1,207	7%	—	2,261	2,408	7%
International	184	194	201	206	216	17%	5%	364	422	16%
Other	(75)	80	91	105	(126)	(68%)	NM	(132)	(21)	84%

Total revenues before net investment income on equity securities held for trading	2,878	3,091	3,240	3,361	3,249	13%	(3%)	5,909	6,610	12%
Net investment income on equity securities held for trading [2]	(970)	1,185	1,155	210	1,234	NM	NM	(516)	1,444	NM

Total revenues	$1,908	$4,276	$4,395	$3,571	$4,483	135%	26%	$5,393	$8,054	49%

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity [3]	$155	$170	$86	$174	$184	19%	6%	$315	$358	14%
Other Retail	11	14	16	15	15	36%	—	27	30	11%

Total Retail Products Group	166	184	102	189	199	20%	5%	342	388	13%
Retirement Plans [3]	22	21	45	23	26	18%	13%	43	49	14%
Institutional Solutions Group	29	24	24	33	29	—	(12%)	51	62	22%
Individual Life [3]	48	46	31	46	44	(8%)	(4%)	93	90	(3%)
Group Benefits	74	74	87	66	87	18%	32%	142	153	8%
International [3]	52	47	101	54	59	13%	9%	98	113	15%
Other [4], [5]	(5)	11	4	7	(9)	(80%)	NM	35	(2)	NM

Core earnings	386	407	394	418	435	13%	4%	804	853	6%
Net realized gains (losses), net of tax, included in net income of Other [3]	(78)	21	(35)	20	(117)	(50%)	NM	(150)	(97)	35%

Net income	$308	$428	$359	$438	$318	3%	(27%)	$654	$756	16%

ROE (core earnings last 12 months to equity excluding AOCI)	17.9%	17.7%	18.0%	18.6%	18.5%	0.6	(0.1)
Assets under management	$290,804	$302,312	$327,480	$335,792	$353,563	22%	5%
DAC capitalization	$473	$441	$503	$524	$522		—
DAC amortization	$306	$308	$539	$344	$309		(10%)
DAC and PVFP assets	$9,362	$9,125	$9,070	$9,158	$9,516		4%
United States Statutory surplus ($ in billions) [6]	$4.3	$4.6	$4.7	$4.8	$4.8

[1]	Includes benefits of $7 and $31, after tax, recorded in the three months ended December 31, 2006 for the unlock of unearned revenue reserves and reinsurance premiums, in Individual Annuity and Individual Life, respectively.

[2]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuities business in the international operations, principally in Japan.

[3]	Includes the effect of the unlock on amortization of deferred policy acquisition costs and present value of future profits, death benefits, sales inducements and mutual fund and other fees, recorded in the three months ended December 31, 2006.

The after-tax benefits (charges) recorded in Individual Annuity, Retirement Plans, Individual Life, International and Net realized gains (losses) were ($72), $20, ($18), $53 and ($46), respectively.

[4]	Included in the six months ended June 30, 2006 is a charge of $7, after-tax, to reserve for regulatory matters. Included in the three and six months ended June 30, 2007 is a charge of $21, after-tax, to reserve for regulatory matters.

[5]	Included in the six months ended June 30, 2006 is a $34 benefit, after-tax, due to a reduction in litigation reserves related to leveraged corporate owned life insurance products.

[6]	Estimated United States statutory surplus at June 30, 2007 .

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
REVENUES
Earned premiums	$1,081	$1,129	$1,107	$1,208	$1,245	15%	3%	$2,354	$2,453	4%
Fee income	1,156	1,149	1,303	1,278	1,341	16%	5%	2,274	2,619	15%
Net investment income
Securities available-for-sale and other	791	802	825	852	884	12%	4%	1,557	1,736	11%
Equity securities held for trading [1]	(970)	1,185	1,155	210	1,234	NM	NM	(516)	1,444	NM

Total net investment income	(179)	1,987	1,980	1,062	2,118	NM	99%	1,041	3,180	NM
Net realized capital gains (losses)	(150)	11	5	23	(221)	(47%)	NM	(276)	(198)	28%

Total revenues	1,908	4,276	4,395	3,571	4,483	135%	26%	5,393	8,054	49%

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [1]	508	2,738	2,656	1,868	2,958	NM	58%	2,646	4,826	82%
Amortization of deferred policy acquisition costs and present value of future profits	306	308	539	344	309	1%	(10%)	605	653	8%
Insurance operating costs and other expenses	701	681	733	767	801	14%	4%	1,294	1,568	21%

Total benefits and expenses	1,515	3,727	3,928	2,979	4,068	169%	37%	4,545	7,047	55%

NET INCOME
Income before income taxes	393	549	467	592	415	6%	(30%)	848	1,007	19%
Income tax expense	85	121	108	154	97	14%	(37%)	194	251	29%

Net income	308	428	359	438	318	3%	(27%)	654	756	16%

Less: net realized gains (losses), net of tax, included in income of Other	(78)	21	(35)	20	(117)	(50%)	NM	(150)	(97)	35%

Core earnings	$386	$407	$394	$418	$435	13%	4%	804	853	6%

     [1] Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
TOTAL ASSETS UNDER MANAGEMENT	2006	2006	2006	2007	2007	Change	Change
Assets
General account	$97,320	$100,137	$103,264	$107,638	$109,937	13%	2%
Separate account	156,523	162,901	180,484	181,726	191,814	23%	6%

Total assets	253,843	263,038	283,748	289,364	301,751	19%	4%
Mutual fund assets	36,961	39,274	43,732	46,428	51,812	40%	12%

Total assets under management	$290,804	$302,312	$327,480	$335,792	$353,563	22%	5%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2006	2006	2006	2007	2007	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$50,453	$51,869	$53,173	$53,942	$53,782	7%	—
Equity securities, trading, at fair value	26,916	27,863	29,393	30,805	31,843	18%	3%
Equity securities, available-for-sale, at fair value	772	771	811	1,298	1,387	80%	7%
Policy loans, at outstanding balance	2,110	2,057	2,051	2,099	2,052	(3%)	(2%)
Mortgage loans on real estate	2,269	2,451	2,909	3,509	4,236	87%	21%
Other investments	831	920	1,077	1,263	1,330	60%	5%

Total investments	83,351	85,931	89,414	92,916	94,630	14%	2%

Cash	888	1,198	1,199	1,561	1,434	61%	(8%)
Premiums receivable and agents’ balances	396	378	424	455	413	4%	(9%)
Reinsurance recoverables	785	805	1,106	1,112	1,165	48%	5%
Deferred policy acquisition costs and present value of future profits	9,362	9,125	9,070	9,158	9,516	2%	4%
Deferred income taxes	(278)	(685)	(717)	(763)	(510)	(83%)	33%
Goodwill	796	796	796	805	805	1%	—
Property and equipment, net	213	230	248	257	358	68%	39%
Other assets	1,807	2,359	1,724	2,137	2,126	18%	—
Separate account assets	156,523	162,901	180,484	181,726	191,814	23%	6%

Total assets	$253,843	$263,038	$283,748	$289,364	$301,751	19%	4%

Future policy benefits, unpaid losses and loss adjustment expenses	$13,454	$13,662	$14,016	$14,255	$14,630	9%	3%
Other policyholder funds and benefits payable	67,767	69,296	71,311	73,465	74,796	10%	2%
Unearned premiums	85	86	103	124	132	55%	6%
Consumer Notes	—	41	258	435	588	—	35%
Debt	—	—	—	—	114	—	—
Other liabilities	5,790	5,823	6,012	8,499	8,774	52%	3%
Separate account liabilities	156,523	162,901	180,484	181,726	191,814	23%	6%

Total liabilities	243,619	251,809	272,184	278,504	290,848	19%	4%

Equity excluding AOCI, net of tax	10,424	10,847	11,177	10,483	11,025	6%	5%
AOCI, net of tax	(200)	382	387	377	(122)	39%	NM

Total stockholders’ equity	10,224	11,229	11,564	10,860	10,903	7%	—

Total liabilities and stockholders’ equity	$253,843	$263,038	$283,748	$289,364	$301,751	19%	4%

Hartford Life and Accident Insurance Company NAIC RBC			387%
Hartford Life Insurance Company NAIC RBC			463%
Hartford Life and Annuity Insurance Company NAIC RBC			1108%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS

		Other		Institutional
	Individual	Retail Products	Retirement	Solutions	Individual	Group		Other
	Annuity	Group	Plans	Group	Life	Benefits	International	Life	Total
YEAR-TO-DATE
Balance, December 31, 2006	$4,586	$120	$538	$111	$2,113	$118	$1,509	$(25)	$9,070
Adjustments to unrealized gains and losses on securities available — for — sale and other	17		(2)		47		3		65
Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	4,603	120	536	111	2,160	118	1,512	(25)	9,135

Cumulative effect of accounting changes (SOP 05-1) (Pre-tax)	(16)		(4)			(59)			(79)
Capitalization	442	54	66	32	174	31	247		1,046
Amortization — Deferred Policy Acquisition Costs	(365)	(42)	(17)	(17)	(66)	(35)	(117)		(659)
Amortization — Present Value of Future Profits	(4)				(11)				(15)
Amortization — Realized Capital Gains								21	21
Effect of Currency Translation Adjustment							(54)		(54)

Balance, June 30, 2007	4,660	132	581	126	2,257	55	1,588	(4)	9,395
Adjustments to unrealized gains and losses on securities available — for — sale and other	65		28	5	22		1		121

Balance, June 30, 2007 including adjustments to unrealized gains and losses on securities available-for-sale and other	$4,725	$132	$609	$131	$2,279	$55	$1,589	$(4)	$9,516

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND INCOME BENEFITS

		As of June 30, 2007
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY BENEFIT TYPE	ACCOUNT VALUE	NET AMT AT RISK	% of NAR REINSURED	RETAINED NAR
Maximum anniversary value (MAV) [1]
MAV only	$52,277	$3,183	91%	$289
with 5% rollup [2]	3,726	267	80%	54
with Earnings Protection Benefit Rider (EPB) [3]	5,784	584	84%	92
with 5% rollup & EPB	1,427	168	81%	32

Total MAV	63,214	4,202	89%	467
Asset Protection Benefit (APB) [4]	41,570	111	49%	57
Lifetime Income Benefit (LIB) — Death Benefit [5]	7,371	22	—%	22
Reset [6] (5-7 years)	6,690	132	—%	132
Return of Premium [7]/Other	10,415	23	—%	23

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$129,260	$4,490	84%	$701

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [8]	32,050	36	61%	14

TOTAL	$161,310	$4,526	84%	$715

	As of	As of	As of	As of	As of
	June 30,	September 30,	December 31,	March 31,	June 30,
OTHER DATA	2006	2006	2006	2007	2007
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,270.20	1,335.85	1,418.30	1,420.86	1,503.35
Total Account Value	$113,186	$115,610	$121,807	$122,858	$129,260
Retained net amount of risk	1,275	985	824	782	701
GMDB net GAAP liability [9]	129	134	159	166	175
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$27,323	$28,265	$29,653	$31,148	$32,050
Retained net amount of risk	180	53	19	35	14
GMDB/GMIB net GAAP liability [9]	66	70	31	34	35

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier age 80 or 100% of adjusted premiums.

[3]	EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: the death benefit is the greatest of current account value or MAV, net premiums paid, or a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 80) paid in a single lump sum. The income benefit is a guarantee to return initial investment, which is adjusted for earnings liquidity, paid through a fixed annuity after a minimum deferral period of 10, 15 or 20 years. The guaranteed remaining balance related to the Japan GMIB was $24.4 billion and $22.6 billion as of June 30, 2007 and December 31, 2006 respectively.

[9]	Includes the increase (decrease) to GMDB/GMIB liability as a result of the unlock recorded in the three months ended December 31, 2006 for U.S. and Japan variable annuity business of $18 and ($41), respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of March 31, 2007
Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$1,916
Liability for reinsurance in unauthorized companies	(9)

Net statutory reinsurance reserve credit	$1,907

Statutory amounts recoverable from reinsurers	$141

The top ten reinsurers represent $1821 or 95% of the total statutory reserve credit and amounts recoverable.
•	4% of this amount is with reinsurers rated “A++” by A.M. Best at July 18, 2007.

•	61% of this amount is with reinsurers rated “A+” by A.M. Best at July 18, 2007.

•	2% of this amount is with reinsurers rated “A” by A.M. Best at July 18, 2007.

•	33% of this amount is with reinsurers rated “A-” by A.M. Best at July 18, 2007.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	March 31, 2007	December 31, 2006
Statutory Capital and Surplus	$4,818	$4,734
GAAP Adjustments
Investment in subsidiaries	(190)	(265)
Deferred policy acquisition costs	9,158	9,070
Deferred taxes	(999)	(936)
Benefit reserves	(3,379)	(3,425)
Unrealized gains on investments, net of impairments	1,143	1,214
Asset valuation reserve and interest maintenance reserve	627	686
Goodwill	612	585
Other, net	(930)	(99)

GAAP Stockholders’ Equity	$10,860	$11,564

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
Revenues
Premiums and other considerations
Variable annuity fees	$473	$475	$503	$507	$542	15%	7%	$935	$1,049	12%
Mutual fund and other fees [3]	33	31	36	37	36	9%	(3%)	65	73	12%

Total fee income	506	506	539	544	578	14%	6%	1,000	1,122	12%

Direct premiums	18	12	5	14	21	17%	50%	37	35	(5%)
Reinsurance premiums [3]	(36)	(35)	(33)	(35)	(35)	3%	—	(72)	(70)	3%

Net premiums	(18)	(23)	(28)	(21)	(14)	22%	33%	(35)	(35)	—

Total premiums and other considerations	488	483	511	523	564	16%	8%	965	1,087	13%
Net investment income
Net investment income on G/A assets	235	226	222	227	229	(3%)	1%	469	456	(3%)
Net investment income on assigned capital	15	16	16	11	12	(20%)	9%	31	23	(26%)
Charge for invested capital	(37)	(35)	(38)	(38)	(38)	(3%)	—	(70)	(76)	(9%)

Total net investment income	213	207	200	200	203	(5%)	2%	430	403	(6%)
Net realized capital gains (losses)	2	1	3	(2)	(2)	NM	—	5	(4)	NM

Total revenues	703	691	714	721	765	9%	6%	1,400	1,486	6%

Benefits and Expenses
Benefits and losses
Death benefits [3]	8	9	30	12	10	25%	(17%)	18	22	22%
Other contract benefits	23	15	15	15	15	(35%)	—	45	30	(33%)
Change in reserve	2	3	(6)	2	13	NM	NM	5	15	NM
Sales inducements [3]	14	12	10	13	16	14%	23%	23	29	26%
Interest credited on G/A assets	160	158	159	154	149	(7%)	(3%)	323	303	(6%)

Total benefits and losses	207	197	208	196	203	(2%)	4%	414	399	(4%)

Other insurance expenses
Commissions & wholesaling expenses	280	257	284	296	316	13%	7%	545	612	12%
Operating expenses	52	53	56	51	60	15%	18%	97	111	14%
Premium taxes and other expenses	5	4	(2)	5	4	(20%)	(20%)	8	9	13%

Subtotal — expenses before deferral	337	314	338	352	380	13%	8%	650	732	13%
Deferred policy acquisition costs	(213)	(187)	(206)	(217)	(225)	(6%)	(4%)	(415)	(442)	(7%)

Total other insurance expense	124	127	132	135	155	25%	15%	235	290	23%
Amortization of deferred policy acquisition costs [3]	192	184	304	183	186	(3%)	2%	379	369	(3%)

Total benefits and expenses	523	508	644	514	544	4%	6%	1,028	1,058	3%

Income before income taxes	180	183	70	207	221	23%	7%	372	428	15%
Income tax expense (benefit) [1] [3]	25	13	(16)	33	37	48%	12%	57	70	23%

Net income [2] [3]	$155	$170	$86	$174	$184	19%	6%	$315	$358	14%

[1]	The three months ended September 30, 2006 includes an additonal $14 of tax benefits related to DRD and foreign tax credit.

[2]	Net income equals core earnings for this segment.

[3]	The DAC unlock recorded in the three months ended December 31, 2006 decreased net income by $72. The effect on each income statement line item is as follows:

Mutual Fund and Other Fees	$8
Reinsurance Premiums	3
Death Benefits	18
Sales Inducements	(4)
Amortization of deferred policy acquisition costs	108
Income tax expense (benefit)	(39)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
Revenues
Premiums and other considerations
Variable annuity fees	$3	$1	$3	$3	$4	33%	33%	$6	$7	17%
Mutual fund and other fees	161	156	174	183	199	24%	9%	312	382	22%

Total fee income	164	157	177	186	203	24%	9%	318	389	22%

Net investment income
Net investment income on G/A assets	2	1	—	—	—	(100%)	—	1	—	(100%)
Net investment income on assigned capital	—	—	—	(3)	(3)	—	—	—	(6)	—

Total net investment income	2	1	—	(3)	(3)	NM	—	1	(6)	NM

Net realized capital (losses)	(2)	—	—	—	—	100%	—	(2)	—	100%

Total revenues	164	158	177	183	200	22%	9%	317	383	21%

Benefits and Expenses

Other insurance expenses
Commissions & wholesaling expenses	120	107	125	133	146	22%	10%	229	279	22%
Operating expenses	28	26	29	29	33	18%	14%	52	62	19%
Premium taxes and other expenses	7	3	4	4	3	(57%)	(25%)	12	7	(42%)

Subtotal — expenses before deferral	155	136	158	166	182	17%	10%	293	348	19%
Deferred policy acquisition costs	(23)	(18)	(24)	(27)	(27)	(17%)	—	(44)	(54)	(23%)

Total other insurance expense	132	118	134	139	155	17%	12%	249	294	18%

Amortization of deferred policy acquisition costs	16	17	19	21	21	31%	—	27	42	56%

Total benefits and expenses	148	135	153	160	176	19%	10%	276	336	22%

Income before income taxes	16	23	24	23	24	50%	4%	41	47	15%
Income tax expense	5	9	8	8	9	80%	13%	14	17	21%

Net income [1]	$11	$14	$16	$15	$15	36%	—	$27	$30	11%

[1]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
Individual Annuity
Broker-dealer	$2,074	$1,943	$2,055	$2,029	$2,152	4%	6%	$4,015	$4,181	4%
Banks	1,359	1,196	1,332	1,430	1,664	22%	16%	2,596	3,094	19%

Total deposits by distribution	3,433	3,139	3,387	3,459	3,816	11%	10%	6,611	7,275	10%

Variable	3,228	2,681	3,134	3,256	3,537	10%	9%	6,319	6,793	8%
Fixed MVA/other	205	458	253	203	279	36%	37%	292	482	65%

Total deposits by product	3,433	3,139	3,387	3,459	3,816	11%	10%	6,611	7,275	10%

Retail Mutual Funds	2,779	2,560	3,111	3,647	3,791	36%	4%	5,471	7,438	36%
529 College Savings Plan/Specialty Products/Other	136	131	179	192	197	45%	3%	289	389	35%

Total Retail Products Group	$6,348	$5,830	$6,677	$7,298	$7,804	23%	7%	$12,371	$15,102	22%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2006	2006	2006	2007	2007	Change	Change
INDIVIDUAL ANNUITY
General account	$16,202	$15,708	$15,430	$15,218	$15,100	(7%)	(1%)
Non-guaranteed separate account	100,058	102,669	108,872	110,007	116,320	16%	6%

Total Individual Annuity	$116,260	$118,377	$124,302	$125,225	$131,420	13%	5%

BY PRODUCT
Individual Annuity
Individual Variable Annuities General account	$6,292	$5,949	$5,630	$5,461	$5,354	(15%)	(2%)
Non-guaranteed separate account	99,932	102,540	108,735	109,869	116,175	16%	6%

Total individual variable annuities	106,224	108,489	114,365	115,330	121,529	14%	5%

Fixed MVA & other individual annuities [1]	10,036	9,888	9,937	9,895	9,891	(1%)	—

Total Individual Annuity	116,260	118,377	124,302	125,225	131,420	13%	5%

Specialty Products/Other — Segregated Assets	417	454	525	569	639	53%	12%

Mutual Fund Assets
Retail mutual fund assets	32,611	34,720	38,536	40,921	45,644	40%	12%
Specialty Product/Other mutual fund assets	439	503	579	663	789	80%	19%
529 College Savings Plan assets	764	811	910	966	1,094	43%	13%

Total Mutual Fund Assets	33,814	36,034	40,025	42,550	47,527	41%	12%

Total Retail Products Group Assets Under Management	$150,491	$154,865	$164,852	$168,344	$179,586	19%	7%

[1]	Internal transfer of single premium immediate annuity business from Fixed Annuities business to Institutional Solutions Group in 3Q06.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
		2006	2006	2006	2007	2007
VARIABLE ANNUITIES	Beginning balance	$108,695	$106,224	$108,489	$114,365	$115,330
	Deposits	3,228	2,681	3,134	3,256	3,537
	Surrenders	(3,468)	(3,279)	(3,444)	(3,394)	(3,529)
	Death benefits/annuity payouts	(393)	(373)	(392)	(443)	(434)
	Transfers [2]	(5)	(17)	6	(2)	7

	Net Flows	(638)	(988)	(696)	(583)	(419)
	Change in market value/change in reserve/interest credited	(1,838)	3,249	6,568	1,542	6,618
	Other [4]	5	4	4	6	—

	Ending balance	$106,224	$108,489	$114,365	$115,330	$121,529

FIXED MVA AND OTHER	Beginning balance	$10,069	$10,036	$9,888	$9,937	$9,895
	Deposits	205	458	253	203	279
	Surrenders	(250)	(311)	(258)	(281)	(321)
	Death benefits/annuity payouts	(127)	(104)	(103)	(115)	(111)
	Transfers [2]	23	39	33	36	27

	Net Flows	(149)	82	(75)	(157)	(126)
	Change in market value/change in reserve/interest credited	116	120	124	115	122
	Other [3]	—	(350)	—	—	—

	Ending balance	$10,036	$9,888	$9,937	$9,895	$9,891

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$118,764	$116,260	$118,377	$124,302	$125,225
	Deposits	3,433	3,139	3,387	3,459	3,816
	Surrenders	(3,718)	(3,590)	(3,702)	(3,675)	(3,850)
	Death benefits/annuity payouts	(520)	(477)	(495)	(558)	(545)
	Transfers [2]	18	22	39	34	34

	Net Flows	(787)	(906)	(771)	(740)	(545)
	Change in market value/change in reserve/interest credited	(1,722)	3,369	6,692	1,657	6,740
	Other [3][4]	5	(346)	4	6	—

	Ending balance	$116,260	$118,377	$124,302	$125,225	$131,420

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Internal transfer of single premium immediate annuity business from Individual Annuity to Institutional in the three months ended September 30, 2006.

[4]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ASSET ROLLFORWARD

		THREE MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
		2006	2006	2006	2007	2007
RETAIL MUTUAL FUNDS
	Beginning balance	$31,988	$32,611	$34,720	$38,536	$40,921
	Deposits	2,779	2,560	3,111	3,647	3,791
	Redemptions	(1,390)	(1,365)	(1,564)	(1,762)	(2,042)

	Net Sales	1,389	1,195	1,547	1,885	1,749
	Change in market value	(734)	939	2,296	530	3,004
	Other [1]	(32)	(25)	(27)	(30)	(30)

	Ending balance	$32,611	$34,720	$38,536	$40,921	$45,644

[1]	Includes front end loads on A share products

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
Revenues
Premiums and other considerations
Variable annuity fees	$45	$44	$49	$50	$56	24%	12%	$85	$106	25%
Mutual fund and other fees	3	4	4	4	3	—	(25%)	6	7	17%

Total fee income	48	48	53	54	59	23%	9%	91	113	24%

Direct premiums	2	1	2	2	1	(50%)	(50%)	16	3	(81%)

Total premiums and other considerations	50	49	55	56	60	20%	7%	107	116	8%

Net investment income
Net investment income on G/A assets	78	80	82	85	88	13%	4%	156	173	11%
Net investment income on assigned capital	3	2	3	3	3	—	—	5	6	20%
Charge for invested capital	(1)	—	(1)	—	(1)	—	—	(1)	(1)	—

Total net investment income	80	82	84	88	90	13%	2%	160	178	11%
Net realized capital gains (losses)	1	—	—	(1)	—	(100%)	100%	1	(1)	NM

Total revenues	131	131	139	143	150	15%	5%	268	293	9%

Benefits and Expenses
Benefits and losses
Death benefits	(1)	1	(1)	—	(1)	—	—	—	(1)	—
Other contract benefits	13	13	13	12	12	(8%)	—	26	24	(8%)
Change in reserve	(5)	(5)	(5)	(6)	(5)	—	17%	—	(11)	—
Interest credited on G/A assets	52	52	54	56	56	8%	—	102	112	10%

Total benefits and losses	59	61	61	62	62	5%	—	128	124	(3%)

Other insurance expenses
Commissions & wholesaling expenses	19	20	20	23	24	26%	4%	39	47	21%
Operating expenses	44	48	55	49	54	23%	10%	82	103	26%
Premium taxes and other expenses	1	(2)	(3)	1	(1)	NM	NM	1	—	(100%)

Subtotal — expenses before deferral	64	66	72	73	77	20%	5%	122	150	23%
Deferred policy acquisition costs	(29)	(30)	(39)	(33)	(33)	(14%)	—	(56)	(66)	(18%)

Total other insurance expense	35	36	33	40	44	26%	10%	66	84	27%
Amortization of deferred policy acquisition costs [2]	8	6	(21)	9	8	—	(11%)	16	17	6%

Total benefits and expenses	102	103	73	111	114	12%	3%	210	225	7%

Income before income taxes	29	28	66	32	36	24%	13%	58	68	17%
Income tax expense [2]	7	7	21	9	10	43%	11%	15	19	27%

Net income [1] [2]	$22	$21	$45	$23	$26	18%	13%	$43	$49	14%

[1]	Net income equals core earnings for this segment.

[2]	The DAC unlock recorded in the three months ended December 31, 2006 increased net income by $20. The effect on each income statement line item is as follows:

Amortization of deferred policy acquisition costs	$(31)
Income tax expense	11

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Sequential	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
401(k)
Annuity — plan/participant rollovers	$389	$428	$430	$786	$421	8%	(46%)	$1,130	$1,207	7%
Annuity — ongoing contributions	405	408	427	497	553	37%	11%	842	1,050	25%

Total 401(k) Annuity	794	836	857	1,283	974	23%	(24%)	1,972	2,257	14%
Mutual funds	100	120	86	120	96	(4%)	(20%)	188	216	15%

Total 401(k)	894	956	943	1,403	1,070	20%	(24%)	2,160	2,473	14%

403(b)/457
Annuity — plan/participant rollovers	132	76	359	89	72	(45%)	(19%)	236	161	(32%)
Annuity — ongoing contributions	229	215	222	236	222	(3%)	(6%)	444	458	3%

Total 403(b)/457 Annuity	361	291	581	325	294	(19%)	(10%)	680	619	(9%)
Mutual funds	—	—	—	—	6	—	—	—	6	—

Total 403(b)/457	361	291	581	325	300	(17%)	(8%)	680	625	(8%)

Total Retirement Plans	$1,255	$1,247	$1,524	$1,728	$1,370	9%	(21%)	$2,840	$3,098	9%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2006	2006	2006	2007	2007	Change	Change
401(k)
General account	$1,278	$1,313	$1,317	$1,351	$1,303	2%	(4%)
Non-guaranteed separate account	9,004	9,691	10,718	11,628	12,755	42%	10%

Total 401(k) — Annuity account value	10,282	11,004	12,035	12,979	14,058	37%	8%
Mutual fund assets [1]	1,040	1,036	1,140	1,209	1,320	27%	9%

Total 401(k) Assets Under Management	$11,322	$12,040	$13,175	$14,188	$15,378	36%	8%

403(b)/457
General account	$4,412	$4,431	$4,577	$4,586	$4,564	3%	—
Non-guaranteed separate account	6,046	6,260	6,963	7,167	7,633	26%	7%

Total 403(b)/45 — Annuity account value	10,458	10,691	11,540	11,753	12,197	17%	4%
Mutual fund assets	—	—	—	—	9	—	—

Total 403(b)/457 Assets Under Management	$10,458	$10,691	$11,540	$11,753	$12,206	17%	4%

TOTAL RETIREMENT
General account	$5,690	$5,744	$5,894	$5,937	$5,867	3%	(1%)
Non-guaranteed separate account	15,050	15,951	17,681	18,795	20,388	35%	8%

Total Retirement Plans account value	20,740	21,695	23,575	24,732	26,255	27%	6%
Mutual fund assets	1,040	1,036	1,140	1,209	1,329	28%	10%

Total Retirement Plans Assets Under Management	$21,780	$22,731	$24,715	$25,941	$27,584	27%	6%

[1]	401(k) mutual fund assets are predominantly comprised of The Hartford’s 401(k) plan.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
		2006	2006	2006	2007	2007
401(k)
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$10,038	$10,282	$11,004	$12,035	$12,979
Deposits		794	836	857	1,283	974
Surrenders		(369)	(382)	(475)	(531)	(550)
Death benefits/annuity payouts		(8)	(7)	(7)	(13)	(7)

Net Flows		417	447	375	739	417
Change in market value/change in reserve/interest credited		(173)	275	656	205	662

Ending balance		$10,282	$11,004	$12,035	$12,979	$14,058

403(b)/457
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$10,427	$10,458	$10,691	$11,540	$11,753
Deposits		361	291	581	325	294
Surrenders		(221)	(283)	(231)	(272)	(399)
Death benefits/annuity payouts		(16)	(13)	(17)	(15)	(12)

Net Flows		124	(5)	333	38	(117)
Change in market value/change in reserve/interest credited		(93)	238	516	175	561

Ending balance		$10,458	$10,691	$11,540	$11,753	$12,197

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
Revenues
Premiums and other considerations
Variable annuity fees	$16	$16	$18	$19	$13	(19%)	(32%)	$31	$32	3%
Cost of insurance charges	6	10	12	12	20	NM	67%	15	32	113%
Mutual fund and other fees	6	6	7	30	20	NM	(33%)	9	50	NM

Total fee income	28	32	37	61	53	89%	(13%)	55	114	107%

Direct premiums	92	143	105	168	191	108%	14%	359	359	—

Total premiums and other considerations	120	175	142	229	244	103%	7%	414	473	14%

Net investment income
Net investment income on G/A assets	243	251	270	284	299	23%	5%	463	583	26%
Net investment income on assigned capital	5	5	5	7	9	80%	29%	10	16	60%
Charge for invested capital	—	—	(1)	—	—	—	—	—	—	—

Total net investment income	248	256	274	291	308	24%	6%	473	599	27%
Net realized capital (losses)	(1)	(2)	(1)	(3)	(4)	NM	(33%)	(2)	(7)	NM

Total revenues	367	429	415	517	548	49%	6%	885	1,065	20%

Benefits and Expenses
Benefits and losses
Death benefits	7	11	13	12	26	NM	117%	17	38	124%
Other contract benefits	82	92	93	97	103	26%	6%	160	200	25%
Change in reserve	83	137	96	154	174	110%	13%	343	328	(4%)
Interest credited on G/A assets	127	135	145	154	171	35%	11%	242	325	34%

Total benefits and losses	299	375	347	417	474	59%	14%	762	891	17%

Other insurance expenses
Commissions & wholesaling expenses	10	10	15	15	18	80%	20%	21	33	57%
Operating expenses	18	16	20	18	19	6%	6%	33	37	12%
Premium taxes and other expenses	4	6	12	24	6	50%	(75%)	7	30	NM

Subtotal — expenses before deferral	32	32	47	57	43	34%	(25%)	61	100	64%
Deferred policy acquisition costs	(13)	(14)	(22)	(19)	(13)	—	32%	(26)	(32)	(23%)

Total other insurance expense	19	18	25	38	30	58%	(21%)	35	68	94%
Amortization of deferred policy acquisition costs	8	6	10	15	2	(75%)	(87%)	16	17	6%

Total benefits and expenses	326	399	382	470	506	55%	8%	813	976	20%

Income before income taxes	41	30	33	47	42	2%	(11%)	72	89	24%
Income tax expense	12	6	9	14	13	8%	(7%)	21	27	29%

Net income [1]	$29	$24	$24	$33	$29	—	(12%)	$51	$62	22%

[1]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
Institutional
Structured settlements	$139	$119	$162	$278	$286	106%	3%	$342	$564	65%
Institutional annuities	13	97	27	5	43	NM	NM	149	48	(68%)
Guaranteed interest products	712	623	874	855	784	10%	(8%)	1,277	1,639	28%
Other	138	108	235	51	158	14%	NM	160	209	31%

Subtotal	1,002	947	1,298	1,189	1,271	27%	7%	1,928	2,460	28%
Mutual funds	281	166	286	309	298	6%	(4%)	700	607	(13%)

Total Institutional	1,283	1,113	1,584	1,498	1,569	22%	5%	2,628	3,067	17%

Private Placement Life Insurance
Corporate owned	232	131	549	1,390	786	NM	(43%)	326	2,176	NM
Private clients	12	11	10	7	3	(75%)	(57%)	24	10	(58%)

Total Private Placement Life Insurance	244	142	559	1,397	789	NM	(44%)	350	2,186	NM

Total Institutional Solutions Group	$1,527	$1,255	$2,143	$2,895	$2,358	54%	(19%)	$2,978	$5,253	76%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2006	2006	2006	2007	2007	Change	Change
INSTITUTIONAL
General account	$15,415	$16,429	$17,249	$18,166	$18,899	23%	4%
Guaranteed separate account	385	416	417	416	407	6%	(2%)
Non-guaranteed separate account	3,930	4,165	4,548	4,577	4,821	23%	5%

Total Institutional account value	19,730	21,010	22,214	23,159	24,127	22%	4%
Mutual fund assets	2,107	2,204	2,567	2,669	2,956	40%	11%

Total Institutional Assets Under Management	$21,837	$23,214	$24,781	$25,828	$27,083	24%	5%

PRIVATE PLACEMENT LIFE INSURANCE
General account	$7	$7	$7	$59	$3	(57%)	(95%)
Non-guaranteed separate account	24,622	25,118	26,124	27,780	29,050	18%	5%

Total Private Placement Life Insurance account value	24,629	25,125	26,131	27,839	29,053	18%	4%

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$15,422	$16,436	$17,256	$18,225	$18,902	23%	4%
Guaranteed separate account	385	416	417	416	407	6%	(2%)
Non-guaranteed separate account	28,552	29,283	30,672	32,357	33,871	19%	5%

Total Institutional Solutions Group account value	44,359	46,135	48,345	50,998	53,180	20%	4%
Mutual fund assets	2,107	2,204	2,567	2,669	2,956	40%	11%

Total Institutional Solutions Group Assets Under Management	$46,466	$48,339	$50,912	$53,667	$56,136	21%	5%

BY PRODUCT

Institutional
Structured settlements	$4,991	$5,108	$5,267	$5,543	$5,827	17%	5%
Institutional annuities	2,714	2,828	2,849	2,838	2,866	6%	1%
Guaranteed interest products	8,200	8,671	9,308	9,946	10,363	26%	4%
Other	3,825	4,403	4,790	4,832	5,071	33%	5%

Total Institutional account value	19,730	21,010	22,214	23,159	24,127	22%	4%

Private Placement Life Insurance	24,629	25,125	26,131	27,839	29,053	18%	4%

Total Institutional Solutions Group account value	44,359	46,135	48,345	50,998	53,180	20%	4%

Institutional Mutual Fund Assets	2,107	2,204	2,567	2,669	2,956	40%	11%

Total Institutional Solutions Group Assets Under Management	$46,466	$48,339	$50,912	$53,667	$56,136	21%	5%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2006	2006	2006	2007	2007
INSTITUTIONAL
(EXCLUDING ALL MUTUAL FUNDS)
Beginning balance	$19,017	$19,730	$21,010	$22,214	$23,159
Deposits	1,002	947	1,298	1,189	1,271
Surrenders	(284)	(327)	(420)	(411)	(562)
Death benefits/annuity payouts	(131)	(145)	(140)	(151)	(147)

Net Flows	587	475	738	627	562
Change in market value/change in reserve/interest credited	126	455	466	318	406
Transfers [2]	—	350	—	—	—

Ending balance	$19,730	$21,010	$22,214	$23,159	$24,127

PRIVATE PLACEMENT LIFE INSURANCE
Beginning balance	$24,216	$24,629	$25,125	$26,131	$27,839
Deposits	244	142	559	1,397	789
Surrenders	(14)	(1)	(4)	(3)	(1)
Death benefits/annuity payouts	(8)	(9)	(14)	(27)	(18)

Net Flows	222	132	541	1,367	770
Change in market value/change in reserve/interest credited	238	397	469	398	495
Other [3]	(47)	(33)	(4)	(57)	(51)

Ending balance	$24,629	$25,125	$26,131	$27,839	$29,053

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	3Q06 internal transfer of single premium immediate annuity business from Individual Annuity to Institutional.

[3]	Primarily consists of cost of insurance and M&E charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
Revenues
Premiums and other considerations
Variable life fees	$17	$16	$17	$17	$19	12%	12%	$33	$36	9%
Cost of insurance charges	123	125	128	130	132	7%	2%	245	262	7%
Other fees [2]	67	59	128	68	65	(3%)	(4%)	132	133	1%

Total fee income	207	200	273	215	216	4%	—	410	431	5%

Direct premiums	22	25	26	25	28	27%	12%	44	53	20%
Reinsurance premiums	(35)	(36)	(43)	(40)	(41)	(17%)	(3%)	(69)	(81)	(17%)

Net premiums	(13)	(11)	(17)	(15)	(13)	—	13%	(25)	(28)	(12%)

Total premiums and other considerations	194	189	256	200	203	5%	2%	385	403	5%

Net investment income
Net investment income on G/A assets	86	85	87	89	91	6%	2%	169	180	7%
Net investment income on assigned capital	2	3	3	3	3	50%	—	5	6	20%
Charge for invested capital	(8)	(7)	(6)	(5)	(5)	38%	—	(15)	(10)	33%

Total net investment income	80	81	84	87	89	11%	2%	159	176	11%
Net realized capital gains (losses)	1	1	2	(2)	(3)	NM	(50%)	2	(5)	NM

Total revenues	275	271	342	285	289	5%	1%	546	574	5%

Benefits and Expenses
Benefits and losses
Death benefits	63	62	57	70	74	17%	6%	132	144	9%
Other contract benefits	7	6	7	6	6	(14%)	—	14	12	(14%)
Change in reserve	(6)	(3)	(4)	(3)	(5)	17%	(67%)	(11)	(8)	27%
Interest credited on G/A assets	56	59	62	63	61	9%	(3%)	116	124	7%

Total benefits and losses	120	124	122	136	136	13%	—	251	272	8%

Other insurance expenses
Commissions & wholesaling expenses	62	57	66	59	59	(5%)	—	116	118	2%
Operating expenses	62	64	69	63	64	3%	2%	118	127	8%
Dividends to policyholders	1	—	1	1	—	(100%)	(100%)	2	1	(50%)
Premium taxes and other expenses	11	11	10	11	14	27%	27%	21	25	19%

Subtotal — expenses before deferral	136	132	146	134	137	1%	2%	257	271	5%
Deferred policy acquisition costs	(90)	(88)	(99)	(87)	(87)	3%	—	(169)	(174)	(3%)

Total other insurance expense	46	44	47	47	50	9%	6%	88	97	10%
Amortization of deferred policy acquisition costs and present value of future profits [2]	40	38	131	36	41	3%	14%	72	77	7%

Total benefits and expenses	206	206	300	219	227	10%	4%	411	446	9%
Income before income taxes	69	65	42	66	62	(10%)	(6%)	135	128	(5%)
Income tax expense [2]	21	19	11	20	18	(14%)	(10%)	42	38	(10%)

Net income [1]	$48	$46	$31	$46	$44	(8%)	(4%)	$93	$90	(3%)

[1] Net income equals core earnings for this segment.
[2] The DAC unlock recorded in the three months ended December 31, 2006 decreased net income by $18. The effect on each income statement line item is as follows:
Other Fees	$48
Amortization of deferred policy acquisition costs	76
Income tax expense (benefit)	(10)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
SALES BY DISTRIBUTION
Wirehouse/regional broker-dealer	$20	$22	$28	$20	$27	35%	35%	$36	$47	31%
Banks	10	10	14	10	10	—	—	17	20	18%
Independent broker-dealer/WFS	19	15	24	14	17	(11%)	21%	35	31	(11%)
Life professional/other	18	21	23	16	14	(22%)	(13%)	39	30	(23%)

Total sales by distribution	$67	$68	$89	$60	$68	1%	13%	$127	$128	1%

SALES BY PRODUCT
Variable life	$27	$27	$36	$26	$33	22%	27%	$52	$59	13%
Universal life/whole life	36	36	47	30	29	(19%)	(3%)	67	59	(12%)
Term life/other	4	5	6	4	6	50%	50%	8	10	25%

Total sales by product	$67	$68	$89	$60	$68	1%	13%	$127	$128	1%

ACCOUNT VALUE
General account	$5,039	$5,123	$5,233	$5,334	$5,413	7%	1%
Separate account	5,571	5,754	6,138	6,244	6,692	20%	7%

Total account value	$10,610	$10,877	$11,371	$11,578	$12,105	14%	5%

ACCOUNT VALUE BY PRODUCT
Variable life	$6,053	$6,242	$6,637	$6,754	$7,206	19%	7%
Universal life/interest sensitive whole life	3,850	3,932	4,035	4,126	4,208	9%	2%
Modified guaranteed life	598	591	584	580	573	(4%)	(1%)
Other	109	112	115	118	118	8%	—

Total account value by product	$10,610	$10,877	$11,371	$11,578	$12,105	14%	5%

LIFE INSURANCE IN FORCE
Variable life	$72,461	$73,126	$73,770	$74,439	$75,496	4%	1%
Universal life/interest sensitive whole life	43,152	44,069	45,230	46,013	46,750	8%	2%
Term life	39,701	41,751	44,175	46,053	48,536	22%	5%
Modified guaranteed life	752	740	727	718	702	(7%)	(2%)
Other	326	324	325	323	319	(2%)	(1%)

Total life insurance in force	$156,392	$160,010	$164,227	$167,546	$171,803	10%	3%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2006	2006	2006	2007	2007
VARIABLE LIFE
Beginning balance	$6,191	$6,053	$6,242	$6,637	$6,754
First year & single premiums	66	72	86	77	87
Renewal premiums	144	134	143	156	140

Premiums and deposits	210	206	229	233	227
Surrenders	(75)	(92)	(114)	(86)	(89)
Death benefits	(13)	(11)	(10)	(24)	(14)

Net Flows	122	103	105	123	124
Policy fees	(117)	(119)	(121)	(124)	(125)
Change in market value/interest credited	(143)	205	411	118	453

Ending balance	$6,053	$6,242	$6,637	$6,754	$7,206

OTHER [1]

Beginning balance	$4,487	$4,557	$4,635	$4,734	$4,824
First year & single premiums	102	106	126	111	105
Renewal premiums	100	100	114	119	109

Premiums and deposits	202	206	240	230	214
Surrenders	(50)	(41)	(59)	(53)	(52)
Death benefits	(20)	(25)	(19)	(23)	(21)

Net Flows	132	140	162	154	141
Policy fees	(112)	(115)	(117)	(120)	(122)
Change in market value/interest credited	50	53	54	56	56

Ending balance	$4,557	$4,635	$4,734	$4,824	$4,899

TOTAL INDIVIDUAL LIFE

Beginning balance	$10,678	$10,610	$10,877	$11,371	$11,578
First year & single premiums	168	178	212	188	192
Renewal premiums	244	234	257	275	249

Premiums and deposits	412	412	469	463	441
Surrenders	(125)	(133)	(173)	(139)	(141)
Death benefits	(33)	(36)	(29)	(47)	(35)

Net Flows	254	243	267	277	265
Policy fees	(229)	(234)	(238)	(244)	(247)
Change in market value/interest credited	(93)	258	465	174	509

Ending balance	$10,610	$10,877	$11,371	$11,578	$12,105

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
Revenues
Premiums and other considerations
ASO fees	$8	$10	$9	$8	$9	13%	13%	$18	$17	(6%)
Other fees	(1)	—	1	—	—	100%	—	—	—	—

Total fee income	7	10	10	8	9	29%	13%	18	17	(6%)

Direct premiums	963	969	993	1,027	1,030	7%	—	1,907	2,057	8%
Reinsurance premiums	58	53	55	49	53	(9%)	8%	135	102	(24%)

Net premiums	1,021	1,022	1,048	1,076	1,083	6%	1%	2,042	2,159	6%

Total premiums and other considerations	1,028	1,032	1,058	1,084	1,092	6%	1%	2,060	2,176	6%

Net investment income
Net investment income on G/A assets	91	93	92	99	98	8%	(1%)	180	197	9%
Net investment income on assigned capital	12	13	13	19	19	58%	—	24	38	58%

Total net investment income	103	106	105	118	117	14%	(1%)	204	235	15%
Net realized capital (losses)	(2)	(1)	(2)	(1)	(2)	—	(100%)	(3)	(3)	—

Total revenues	1,129	1,137	1,161	1,201	1,207	7%	—	2,261	2,408	7%

Benefits and Expenses
Benefits and losses
Death benefits	247	252	268	266	267	8%	—	515	533	3%
Other contract benefits	440	452	470	479	479	9%	—	882	958	9%
Change in reserve	53	41	12	61	47	(11%)	(23%)	110	108	(2%)

Total benefits and losses	740	745	750	806	793	7%	(2%)	1,507	1,599	6%

Other insurance expenses
Commissions & wholesaling expenses	140	147	142	156	147	5%	(6%)	272	303	11%
Operating expenses	134	128	144	133	129	(4%)	(3%)	254	262	3%
Premium taxes and other expenses	19	20	19	19	10	(47%)	(47%)	40	29	(28%)

Subtotal — expenses before deferral	293	295	305	308	286	(2%)	(7%)	566	594	5%
Deferred policy acquisition costs	(16)	(14)	(22)	(20)	(11)	31%	45%	(28)	(31)	(11%)

Total other insurance expense	277	281	283	288	275	(1%)	(5%)	538	563	5%
Amortization of deferred policy acquisition costs	10	10	11	17	18	80%	6%	20	35	75%

Total benefits and expenses	1,027	1,036	1,044	1,111	1,086	6%	(2%)	2,065	2,197	6%

Income before income taxes	102	101	117	90	121	19%	34%	196	211	8%
Income tax expense	28	27	30	24	34	21%	42%	54	58	7%

Net income [1]	$74	$74	$87	$66	$87	18%	32%	$142	$153	8%

[1]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$448	$446	$457	$470	$463	3%	(1%)	$897	$933	4%
Group life	456	465	458	473	483	6%	2%	907	956	5%
Other	116	111	126	122	122	5%	—	233	244	5%

Total fully insured — ongoing premiums	1,020	1,022	1,041	1,065	1,068	5%	—	2,037	2,133	5%

Total buyouts [1]	1	—	7	11	15	NM	36%	5	26	NM

Total premiums	1,021	1,022	1,048	1,076	1,083	6%	1%	2,042	2,159	6%
Group disability — premium equivalents [2]	81	84	90	85	84	4%	(1%)	160	169	6%

Total premiums and premium equivalents	$1,102	$1,106	$1,138	$1,161	$1,167	6%	1%	$2,202	$2,328	6%

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$31	$61	$39	$177	$40	29%	(77%)	$216	$217	—
Group life [3]	84	89	55	156	66	(21%)	(58%)	285	222	(22%)
Other	19	25	17	53	13	(32%)	(75%)	74	66	(11%)

Total fully insured — ongoing sales	134	175	111	386	119	(11%)	(69%)	575	505	(12%)

Total buyouts [1]	3	—	—	2	24	NM	NM	5	26	NM

Total sales	137	175	111	388	143	4%	(63%)	580	531	(8%)
Group disability premium equivalents [2]	8	44	6	54	13	63%	(76%)	60	67	12%

Total sales and premium equivalents	$145	$219	$117	$442	$156	8%	(65%)	$640	$598	(7%)

RATIOS [3]
Loss Ratio	72.0%	72.2%	70.7%	74.1%	72.2%	0.2	(1.9)	73.1%	73.2%	0.1
Expense Ratio	27.9%	28.2%	28.0%	28.4%	27.2%	(0.7)	(1.2)	27.2%	27.8%	0.6

GAAP RESERVES [4]
Group disability	$4,478	$4,524	$4,535	$4,590	$4,652	4%	1%
Group life	1,262	1,267	1,269	1,276	1,269	1%	(1%)
Other	167	162	173	178	168	1%	(6%)

Total GAAP reserves	$5,907	$5,953	$5,977	$6,044	$6,089	3%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances are net of reinsurance recoverables of $238, $239, $236, $230, and $219 as of 2Q 2006, 3Q 2006, 4Q 2006, 1Q 2007, and 2Q 2007 respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Months	3 Months	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
CORE EARNINGS
Japan operations	$54	$54	$111	$61	$63	17%	3%	$102	$124	22%
Other international operations	(2)	(7)	(10)	(7)	(4)	(100%)	43%	(4)	(11)	(175%)

Core earnings [1]	$52	$47	$101	$54	$59	13%	9%	98	113	15%

JAPAN DEPOSITS — Dollars
Individual Annuity
Variable	$1,226	$1,184	$1,167	$1,678	$1,754	43%	5%	$3,482	$3,432	(1%)
Fixed MVA	82	63	36	28	12	(85%)	(57%)	175	40	(77%)

Total deposits by product	$1,308	$1,247	$1,203	$1,706	$1,766	35%	4%	$3,657	$3,472	(5%)

JAPAN DEPOSITS — Yen
Individual Annuity
Variable	¥140,564	¥137,767	¥137,283	¥199,523	¥211,961	51%	6%	¥404,498	¥411,484	2%
Fixed MVA	9,430	7,296	4,216	3,391	1,393	(85%)	(59%)	20,338	4,784	(76%)

Total deposits by product	¥149,994	¥145,063	¥141,499	¥202,914	¥213,354	42%	5%	¥424,836	¥416,268	(2%)

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	$881	$824	$695	$1,184	$1,282	46%	8%	$2,650	$2,466	(7%)
Fixed MVA	71	53	23	13	(3)	NM	NM	148	10	(93%)

Total net flows by product	$952	$877	$718	$1,197	$1,279	34%	7%	$2,798	$2,476	(12%)

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	¥100,956	¥95,938	¥81,749	¥140,557	¥154,811	53%	10%	¥307,910	¥295,368	(4%)
Fixed MVA	8,162	6,100	2,679	1,621	(443)	NM	NM	17,741	1,178	(93%)

Total net flows by product	¥109,118	¥102,038	¥84,428	¥142,178	¥154,368	41%	9%	¥325,651	¥296,546	(9%)

JAPAN AUM — Dollars
Individual Annuity
Variable	$27,323	$28,265	$29,653	$31,148	$32,050	17%	3%
Fixed MVA	1,667	1,676	1,690	1,723	1,658	(1%)	(4%)

Total AUM by product	$28,990	$29,941	$31,343	$32,871	$33,708	16%	3%

JAPAN AUM — Yen
Individual Annuity
Variable	¥3,123,427	¥3,337,133	¥3,533,426	¥3,677,972	¥3,958,157	27%	8%
Fixed MVA	190,520	197,811	201,362	203,489	204,729	7%	1%

Total AUM by product	¥3,313,947	¥3,534,944	¥3,734,788	¥3,881,461	¥4,162,886	26%	7%

[1]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
Revenues	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
Premiums and other considerations
Variable annuity fees	$159	$163	$171	$174	$185	16%	6%	$307	$359	17%
Other fees	12	18	16	18	15	25%	(17%)	30	33	10%

Total fee income	171	181	187	192	200	17%	4%	337	392	16%

Reinsurance premiums	(3)	(3)	(2)	(3)	(2)	33%	33%	(3)	(5)	(67%)

Net premiums	(3)	(3)	(2)	(3)	(2)	33%	33%	(3)	(5)	(67%)

Total premiums and other considerations	168	178	185	189	198	18%	5%	334	387	16%

Net investment income
Net investment income on G/A assets	24	27	28	28	29	21%	4%	47	57	21%
Net investment income on assigned capital	—	—	—	1	1	—	—	—	2	—

Total net investment income	24	27	28	29	30	25%	3%	47	59	26%
Net realized capital (losses)	(16)	(16)	(18)	(18)	(20)	(25%)	(11%)	(30)	(38)	(27%)

Total revenues	176	189	195	200	208	18%	4%	351	408	16%

Benefits and Expenses
Benefits and losses
Death and other benefits [2]	7	5	(37)	2	2	(71%)	—	14	4	(71%)
Interest credited on G/A assets	5	6	5	6	6	20%	—	10	12	20%

Total benefits and losses	12	11	(32)	8	8	(33%)	—	24	16	(33%)

Other insurance expenses
Commissions & wholesaling expenses	84	83	84	113	112	33%	(1%)	224	225	—
Operating expenses	34	36	37	33	38	12%	15%	68	71	4%
Premium taxes and other expenses	6	8	5	9	9	50%	—	16	18	13%

Subtotal — expenses before deferral	124	127	126	155	159	28%	3%	308	314	2%
Deferred policy acquisition costs	(87)	(84)	(84)	(113)	(115)	(32%)	(2%)	(234)	(228)	3%

Total other insurance expense	37	43	42	42	44	19%	5%	74	86	16%
Amortization of deferred policy acquisition costs [2]	48	54	15	56	59	23%	5%	97	115	19%

Total benefits and expenses	97	108	25	106	111	14%	5%	195	217	11%
Income before income taxes	79	81	170	94	97	23%	3%	156	191	22%
Income tax expense [2]	25	27	59	33	34	36%	3%	54	67	24%

Net income [1] [2]	$54	$54	$111	$61	$63	17%	3%	$102	$124	22%

[1]	Net income equals core earnings for Japan.

[2]	The DAC unlock recorded in the three months ended December 31, 2006 increased net income by $53. The effect on each income statement line item is as follows:

Death and other benefits	(41)
Amortization of deferred policy acquisition costs	(41)
Income tax expense	29

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2006	2006	2006	2007	2007
VARIABLE ANNUITIES
Beginning balance	$26,696	$27,323	$28,265	$29,653	$31,148
Deposits/Premiums/other	1,226	1,184	1,167	1,678	1,754
Surrenders	(267)	(282)	(389)	(394)	(364)
Death benefits/annuitizations/other	(78)	(78)	(83)	(100)	(108)

Net Flows	881	824	695	1,184	1,282
Change in market value/currency/change in reserve/interest credited	(1,126)	1,016	975	29	1,045
Effect of currency translation	872	(898)	(282)	282	(1,425)

Ending balance	$27,323	$28,265	$29,653	$31,148	$32,050

FIXED MVA AND OTHER
Beginning balance	$1,545	$1,667	$1,676	$1,690	$1,723
Deposits/Premiums/other	82	63	36	28	12
Surrenders	(2)	(4)	(7)	(9)	(8)
Death benefits/annuitizations/other	(9)	(6)	(6)	(6)	(7)

Net Flows	71	53	23	13	(3)
Change in market value/currency/change in reserve/interest credited	5	10	7	4	14
Effect of currency translation	46	(54)	(16)	16	(76)

Ending balance	$1,667	$1,676	$1,690	$1,723	$1,658

TOTAL JAPAN
Beginning balance	$28,241	$28,990	$29,941	$31,343	$32,871
Deposits/Premiums/other	1,308	1,247	1,203	1,706	1,766
Surrenders	(269)	(286)	(396)	(403)	(372)
Death benefits/annuitizations/other	(87)	(84)	(89)	(106)	(115)

Net Flows	952	877	718	1,197	1,279
Change in market value/change in reserve/interest credited	(1,121)	1,026	982	33	1,059
Effect of currency translation	918	(952)	(298)	298	(1,501)

Ending balance	$28,990	$29,941	$31,343	$32,871	$33,708

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2006	2006	2006	2007	2007
VARIABLE ANNUITIES
Beginning balance	¥3,149,872	¥3,123,427	¥3,337,133	¥3,533,426	¥3,677,972
Deposits/Premiums/other	140,564	137,767	137,283	199,523	211,961
Surrenders	(30,678)	(32,806)	(45,724)	(47,094)	(44,092)
Death benefits/annuitizations/other	(8,930)	(9,023)	(9,810)	(11,872)	(13,058)

Net Flows	100,956	95,938	81,749	140,557	154,811
Change in market value/change in reserve/interest credited	(127,401)	117,768	114,544	3,989	125,374

Ending balance	3,123,427	3,337,133	3,533,426	3,677,972	3,958,157

FIXED MVA AND OTHER
Beginning balance	182,193	190,520	197,811	201,362	203,489
Deposits/Premiums/other	9,430	7,296	4,216	3,391	1,393
Surrenders	(291)	(517)	(875)	(1,098)	(992)
Death benefits/annuitizations/other	(977)	(679)	(662)	(672)	(844)

Net Flows	8,162	6,100	2,679	1,621	(443)
Change in market value/change in reserve/interest credited	601	646	687	693	723
Effect of currency translation on USD Fixed Annuity products	(436)	545	185	(187)	960

Ending balance	190,520	197,811	201,362	203,489	204,729

TOTAL JAPAN
Beginning balance	3,332,065	3,313,947	3,534,944	3,734,788	3,881,461
Deposits/Premiums/other	149,994	145,063	141,499	202,914	213,354
Surrenders	(30,969)	(33,323)	(46,599)	(48,192)	(45,084)
Death benefits/annuitizations/other	(9,907)	(9,702)	(10,472)	(12,544)	(13,902)

Net Flows	109,118	102,038	84,428	142,178	154,368
Change in market value/change in reserve/interest credited	(126,800)	118,414	115,231	4,682	126,097
Effect of currency translation on USD Fixed Annuity products	(436)	545	185	(187)	960

Ending balance	¥3,313,947	¥3,534,944	¥3,734,788	¥3,881,461	¥4,162,886

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,709	$2,699	$2,625	$2,622	$2,675	(1%)	2%	$5,338	$5,297	(1%)
Earned premiums	2,607	2,632	2,628	2,623	2,622	1%	—	5,173	5,245	1%

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Business Insurance	197	123	164	124	134	(32%)	8%	331	258	(22%)
Personal Lines	126	89	108	130	84	(33%)	(35%)	232	214	(8%)
Specialty Commercial	(43)	41	19	39	(1)	98%	NM	4	38	NM

Ongoing Operations underwriting results	280	253	291	293	217	(23%)	(26%)	567	510	(10%)
Other Operations [1]	(266)	(62)	(17)	(24)	(120)	55%	NM	(287)	(144)	50%

Total Property & Casualty underwriting results	$14	$191	$274	$269	$97	NM	(64%)	$280	$366	31%

ONGOING OPERATIONS UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year [2]	65.4	65.4	62.9	63.0	65.5	(0.1)	(2.5)	64.4	64.3	0.1
Prior year [3]	(0.4)	(1.1)	(0.8)	0.2	(0.5)	0.1	0.7	(0.3)	(0.1)	(0.2)

Total losses and loss adjustment expenses	65.1	64.4	62.1	63.1	65.1	—	(2.0)	64.2	64.1	0.1

Expenses	24.1	25.7	27.1	25.5	26.3	(2.2)	(0.8)	24.7	25.9	(1.2)
Policyholder dividends	0.1	0.3	(0.3)	0.2	0.4	(0.3)	(0.2)	0.1	0.3	(0.2)

Combined ratio	89.3	90.4	88.9	88.8	91.7	(2.4)	(2.9)	89.0	90.3	(1.3)

Catastrophes
Current year	2.8	1.9	1.4	1.1	2.0	0.8	(0.9)	2.2	1.5	0.7
Prior year	(0.7)	(1.5)	0.1	(0.2)	0.1	(0.8)	(0.3)	(0.7)	—	(0.7)

Catastrophe ratio	2.1	0.4	1.5	0.9	2.1	—	(1.2)	1.5	1.5	—

Combined ratio before catastrophes	87.1	90.0	87.4	87.9	89.6	(2.5)	(1.7)	87.5	88.8	(1.3)

Combined ratio before catastrophes and prior year development [3]	86.9	89.6	88.3	87.6	90.2	(3.3)	(2.6)	87.1	88.9	(1.8)

Total Property & Casualty Income and ROE
Net income	$216	$381	$498	$461	$344	59%	(25%)	$640	$805	26%
Core earnings	235	371	448	448	362	54%	(19%)	656	810	23%

Core earnings ROE (last 12 months income-equity x-AOCI)
Ongoing Operations				24.3%	23.4%		(0.9)
Other Operations				(9.2%)	3.4%		12.6
Total Property & Casualty	15.4%	16.7%	19.2%	20.9%	21.5%	6.1	0.6

	PROPERTY & CASUALTY
	Dec. 31,	Jun. 30,
	2006	2007	Change
Selected Financial Data
Total Property and Casualty adjusted statutory surplus ($ in billions)	$8.2	$8.4	$0.2
Total Property and Casualty premium to adjusted surplus ratio	1.3	1.3	—

[1]	The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended June 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision.

[2]	The three months ended December 31, 2006 included a current accident year reserve release totaling 2.2 points, related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business. The three months ended June 30, 2007 included current accident year reserve strengthening, totaling 0.4 points, related to Personal Lines auto liability claims.

[3]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,709	$2,699	$2,625	$2,622	$2,675	(1%)	2%	$5,338	$5,297		(1%)
Change in unearned premium reserve	102	67	(3)	(1)	53	(48%)	NM	165	52		(68%)

Earned premiums	2,607	2,632	2,628	2,623	2,622	1%	—	5,173	5,245		1%

Losses and loss adjustment expenses
Current year [1]	1,705	1,723	1,650	1,653	1,716	1%	4%	3,333	3,369		1%
Prior year [2]	258	30	(5)	22	104	(60%)	NM	271	126		(54%)

Total losses and loss adjustment expenses	1,963	1,753	1,645	1,675	1,820	(7%)	9%	3,604	3,495		(3%)

Underwriting expenses [3]	626	680	716	675	695	11%	3%	1,281	1,370		7%
Dividends to policyholders	4	8	(7)	4	10	150%	150%	8	14		75%

Underwriting results	14	191	274	269	97	NM	(64%)	280	366		31%

Net servicing income	12	15	8	11	14	17%	27%	30	25		(17%)
Net investment income	365	359	405	413	446	22%	8%	722	859		19%
Periodic net coupon settlements on credit derivatives, before-tax	1	1	2	3	3	NM	—	1	6	NM
Other expenses	(76)	(40)	(55)	(60)	(58)	24%	3%	(128)	(118)		8%
Income tax expense	(81)	(155)	(186)	(188)	(140)	(73%)	26%	(249)	(328)		(32%)

Core earnings	235	371	448	448	362	54%	(19%)	656	810		23%
Add: Net realized capital (losses) gains, after-tax [4] [5]	(19)	10	50	13	(18)	5%	NM	(16)	(5)		69%

Net income	$216	$381	$498	$461	$344	59%	(25%)	$640	$805		26%

Total Property & Casualty effective tax rate — net income	24.4%	29.7%	23.3%	29.7%	27.6%	3.2	(2.1)	27.3%	28.8%		1.5
Total Property & Casualty effective tax rate — core earnings	25.4%	29.5%	29.4%	29.5%	27.9%	2.5	(1.6)	27.5%	28.8%		1.3

[1]	The three months ended December 31, 2006 included a current accident year reserve release of $58, related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business. The three months ended June 30, 2007 included current accident year reserve strengthening of $10, related to Personal Lines auto liability claims.

[2]	The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended June 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision.

[3]	The three months ended June 30, 2006 included a reduction to the Citizens’ assessment of $34 ($18 in Business Insurance and $16 in Personal Lines). The three months ended September 30, 2006 included a reduction to the Citizens’ assessment of $7 ($4 in Business Insurance and $3 in Personal Lines). These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments for Business Insurance totaled $1 for each of the three months ended March 31, 2006 and June 30, 2006 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007. Citizens’ assessment recoupments for Personal Lines totaled $1 for each of the three months ended June 30, 2006 and June 30, 2007 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007.

[4]	The three months ended December 31, 2006 included a $25 after-tax gain on the sale of Omni.

[5]	Includes those net realized capital gains (losses) not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums	$2,707	$2,699	$2,623	$2,622	$2,674	(1%)	2%	$5,336	$5,296	(1%)
Change in unearned premium reserve	101	67	(2)	(1)	53	(48%)	NM	165	52	(68%)

Earned premiums	2,606	2,632	2,625	2,623	2,621	1%	—	5,171	5,244	1%

Losses and loss adjustment expenses
Current year [1]	1,705	1,723	1,650	1,653	1,716	1%	4%	3,333	3,369	1%
Prior year [2]	(9)	(28)	(21)	4	(12)	(33%)	NM	(15)	(8)	47%

Total losses and loss adjustment expenses	1,696	1,695	1,629	1,657	1,704	—	3%	3,318	3,361	1%

Underwriting expenses [3]	626	676	712	669	690	10%	3%	1,278	1,359	6%
Dividends to policyholders	4	8	(7)	4	10	150%	150%	8	14	75%

Underwriting results	280	253	291	293	217	(23%)	(26%)	567	510	(10%)

Net servicing income	12	15	8	11	14	17%	27%	30	25	(17%)
Net investment income	296	299	339	351	385	30%	10%	587	736	25%
Periodic net coupon settlements on credit derivatives, before-tax	1	1	2	3	3	NM	—	1	6	NM
Other expenses	(75)	(40)	(54)	(60)	(56)	25%	7%	(128)	(116)	9%
Income tax expense	(153)	(160)	(174)	(178)	(165)	(8%)	7%	(310)	(343)	(11%)

Core earnings	361	368	412	420	398	10%	(5%)	747	818	10%

Add: Net realized capital (losses) gains, after-tax [4] [5]	(21)	7	38	9	(14)	33%	NM	(18)	(5)	72%

Net income	$340	$375	$450	$429	$384	13%	(10%)	$729	$813	12%

Ongoing Operations effective tax rate — net income	29.5%	30.3%	22.6%	29.9%	29.1%	(0.4)	(0.8)	29.2%	29.5%	0.3
Ongoing Operations effective tax rate — core earnings	29.9%	30.2%	29.6%	29.8%	29.3%	(0.6)	(0.5)	29.4%	29.6%	0.2

[1]	The three months ended December 31, 2006 included a current accident year reserve release of $58, related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business. The three months ended June 30, 2007 included current accident year reserve strengthening of $10, related to Personal Lines auto liability claims.

[2]	The three and six months ended June 30, 2006 included a net release of catastrophe reserves of $17 and $35, respectively, primarily related to the 2004 and 2005 hurricanes. The three months ended June 30, 2006 included a net reserve release of $38 related to allocated loss adjustment expense reserves on workers’ compensation and package business in Business Insurance and a $45 strengthening of construction defects claim reserves in Specialty Commercial. The three months ended September 30, 2006 included a $39 net release of catastrophe reserves, primarily related to the 2004 and 2005 hurricanes. The three months ended December 31, 2006 included a net reserve release of $20 related to allocated loss adjustment expense reserves on workers’ compensation and package business in Business Insurance.

[3]	The three months ended June 30, 2006 included a reduction to the Citizens’ assessment of $34 ($18 in Business Insurance and $16 in Personal Lines). The three months ended September 30, 2006 included a reduction to the Citizens’ assessment of $7 ($4 in Business Insurance and $3 in Personal Lines). These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments for Business Insurance totaled $1 for each of the three months ended March 31, 2006 and June 30, 2006 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007. Citizens’ assessment recoupments for Personal Lines totaled $1 for each of the three months ended June 30, 2006 and June 30, 2007 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007.

[4]	The three months ended December 31, 2006 included a $25 after-tax gain on the sale of Omni.

[5]	Includes those net realized capital gains (losses) not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2007

	Business	Personal	Specialty	Ongoing
	Insurance	Lines	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$1,248	$1,039	$387	$2,674
Change in unearned premium reserve	(33)	72	14	53

Earned premiums	1,281	967	373	2,621

Losses and loss adjustment expenses
Current year	800	660	256	1,716
Prior year	(29)	4	13	(12)

Total losses and loss adjustment expenses	771	664	269	1,704

Underwriting expenses	368	219	103	690
Dividends to policyholders	8	—	2	10

Underwriting results	$134	$84	$(1)	$217

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year	62.5	68.4	68.5	65.5
Prior year [1]	(2.3)	0.3	3.7	(0.5)

Total losses and loss adjustment expenses	60.3	68.7	72.2	65.1

Expenses	28.7	22.6	27.6	26.3
Policyholder dividends	0.6	—	0.4	0.4

Combined ratio	89.6	91.3	100.3	91.7

Catastrophes
Current year	1.4	3.3	0.6	2.0
Prior year	—	0.3	—	0.1

Catastrophe ratio	1.4	3.6	0.6	2.1

Combined ratio before catastrophes	88.2	87.7	99.7	89.6

Combined ratio before catastrophes and prior year development [1]	90.5	87.7	96.0	90.2

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007

	Business	Personal	Specialty	Ongoing
	Insurance	Lines	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$2,546	$1,978	$772	$5,296
Change in unearned premium reserve	(27)	58	21	52

Earned premiums	2,573	1,920	751	5,244

Losses and loss adjustment expenses
Current year	1,593	1,270	506	3,369
Prior year	(23)	8	7	(8)

Total losses and loss adjustment expenses	1,570	1,278	513	3,361

Underwriting expenses	734	428	197	1,359
Dividends to policyholders	11	—	3	14

Underwriting results	$258	$214	$38	$510

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year	61.9	66.2	67.2	64.3
Prior year [1]	(0.9)	0.4	1.0	(0.1)

Total losses and loss adjustment expenses	61.0	66.6	68.1	64.1

Expenses	28.5	22.2	26.3	25.9
Policyholder dividends	0.4	—	0.4	0.3

Combined ratio	90.0	88.9	94.9	90.3

Catastrophes
Current year	1.1	2.5	0.3	1.5
Prior year	(0.1)	0.2	(0.5)	—

Catastrophe ratio	1.1	2.7	(0.2)	1.5

Combined ratio before catastrophes	88.9	86.1	95.1	88.8

Combined ratio before catastrophes and prior year development [1]	89.8	85.9	93.6	88.9

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
UNDERWRITING RESULTS
Written premiums	$2,707	$2,699	$2,623	$2,622	$2,674	(1%)	2%	$5,336	$5,296	(1%)
Change in unearned premium reserve	101	67	(2)	(1)	53	(48%)	NM	165	52	(68%)

Earned premiums	2,606	2,632	2,625	2,623	2,621	1%	—	5,171	5,244	1%

Losses and loss adjustment expenses
Current year	1,705	1,723	1,650	1,653	1,716	1%	4%	3,333	3,369	1%
Prior year [1]	(9)	(28)	(21)	4	(12)	(33%)	NM	(15)	(8)	47%

Total losses and loss adjustment expenses	1,696	1,695	1,629	1,657	1,704	—	3%	3,318	3,361	1%

Underwriting expenses [2]	626	676	712	669	690	10%	3%	1,278	1,359	6%
Dividends to policyholders	4	8	(7)	4	10	150%	150%	8	14	75%

Underwriting results	$280	$253	$291	$293	$217	(23%)	(26%)	$567	$510	(10%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year [3]	65.4	65.4	62.9	63.0	65.5	(0.1)	(2.5)	64.4	64.3	0.1
Prior year [1] [4]	(0.4)	(1.1)	(0.8)	0.2	(0.5)	0.1	0.7	(0.3)	(0.1)	(0.2)

Total losses and loss adjustment expenses	65.1	64.4	62.1	63.1	65.1	—	(2.0)	64.2	64.1	0.1

Expenses	24.1	25.7	27.1	25.5	26.3	(2.2)	(0.8)	24.7	25.9	(1.2)
Policyholder dividends	0.1	0.3	(0.3)	0.2	0.4	(0.3)	(0.2)	0.1	0.3	(0.2)

Combined ratio	89.3	90.4	88.9	88.8	91.7	(2.4)	(2.9)	89.0	90.3	(1.3)

Catastrophes
Current year	2.8	1.9	1.4	1.1	2.0	0.8	(0.9)	2.2	1.5	0.7
Prior year	(0.7)	(1.5)	0.1	(0.2)	0.1	(0.8)	(0.3)	(0.7)	—	(0.7)

Catastrophe ratio	2.1	0.4	1.5	0.9	2.1	—	(1.2)	1.5	1.5	—

Combined ratio before catastrophes	87.1	90.0	87.4	87.9	89.6	(2.5)	(1.7)	87.5	88.8	(1.3)

Combined ratio before catastrophes and prior year development [4]	86.9	89.6	88.3	87.6	90.2	(3.3)	(2.6)	87.1	88.9	(1.8)

[1]	The three and six months ended June 30, 2006 included a net release of catastrophe reserves of $17 and $35, respectively, primarily related to the 2004 and 2005 hurricanes. The three months ended June 30, 2006 included a net reserve release of $38 related to allocated loss adjustment expense reserves on workers’ compensation and package business in Business Insurance and a $45 strengthening of construction defects claim reserves in Specialty Commercial. The three months ended September 30, 2006 included a $39 net release of catastrophe reserves, primarily related to the 2004 and 2005 hurricanes. The three months ended December 31, 2006 included a net reserve release of $20 related to allocated loss adjustment expense reserves on workers’ compensation and package business in Business Insurance.

[2]	The three months ended June 30, 2006 included a reduction to the Citizens’ assessment of $34 ($18 in Business Insurance and $16 in Personal Lines). The three months ended September 30, 2006 included a reduction to the Citizens’ assessment of $7 ($4 in Business Insurance and $3 in Personal Lines). These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments for Business Insurance totaled $1 for each of the three months ended March 31, 2006 and June 30, 2006 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007. Citizens’ assessment recoupments for Personal Lines totaled $1 for each of the three months ended June 30, 2006 and June 30, 2007 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007.

[3]	The three months ended December 31, 2006 included a current accident year reserve release totaling 2.2 points, related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business. The three months ended June 30, 2007 included current accident year reserve strengthening, totaling 0.4 points, related to Personal Lines auto liability claims.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
UNDERWRITING RESULTS
Written premiums	$1,276	$1,294	$1,313	$1,298	$1,248	(2%)	(4%)	$2,578	$2,546	(1%)
Change in unearned premium reserve	8	2	18	6	(33)	NM	NM	47	(27)	NM

Earned premiums	1,268	1,292	1,295	1,292	1,281	1%	(1%)	2,531	2,573	2%

Losses and loss adjustment expenses
Current year	778	821	761	793	800	3%	1%	1,545	1,593	3%
Prior year [1]	(36)	(20)	(15)	6	(29)	19%	NM	(26)	(23)	12%

Total losses and loss adjustment expenses	742	801	746	799	771	4%	(4%)	1,519	1,570	3%

Underwriting expenses [2]	326	361	384	366	368	13%	1%	675	734	9%
Dividends to policyholders	3	7	1	3	8	167%	167%	6	11	83%

Underwriting results	$197	$123	$164	$124	$134	(32%)	8%	$331	$258	(22%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year [3]	61.3	63.5	58.9	61.4	62.5	(1.2)	(1.1)	61.0	61.9	(0.9)
Prior year [1] [4]	(2.8)	(1.5)	(1.2)	0.5	(2.3)	(0.5)	2.8	(1.0)	(0.9)	(0.1)

Total losses and loss adjustment expenses	58.5	62.0	57.7	61.8	60.3	(1.8)	1.5	60.0	61.0	(1.0)

Expenses	25.7	27.9	29.6	28.3	28.7	(3.0)	(0.4)	26.7	28.5	(1.8)
Policyholder dividends	0.3	0.5	0.1	0.2	0.6	(0.3)	(0.4)	0.2	0.4	(0.2)

Combined ratio	84.5	90.4	87.3	90.4	89.6	(5.1)	0.8	86.9	90.0	(3.1)

Catastrophes
Current year	1.9	1.9	0.6	0.9	1.4	0.5	(0.5)	1.5	1.1	0.4
Prior year	(0.3)	(2.0)	0.4	(0.1)	—	(0.3)	(0.1)	0.1	(0.1)	0.2

Catastrophe ratio	1.6	(0.1)	1.0	0.7	1.4	0.2	(0.7)	1.6	1.1	0.5

Combined ratio before catastrophes	82.9	90.5	86.3	89.6	88.2	(5.3)	1.4	85.3	88.9	(3.6)

Combined ratio before catastrophes and prior year development [4]	85.4	90.0	87.9	89.1	90.5	(5.1)	(1.4)	86.4	89.8	(3.4)

[1]	The three months ended June 30, 2006 included a net reserve release of $38 related to allocated loss adjustment expense reserves on workers’ compensation and package business. The three months ended September 30, 2006 included a net catastrophe reserve release of $26, primarily related to the 2004 and 2005 hurricanes. The three months ended December 31, 2006 included a net reserve release of $20 related to allocated loss adjustment expense reserves on workers’ compensation and package business. The three months ended June 30, 2007 included a net reserve release of $30, principally related to package business and payroll alliance business.

[2]	The three months ended June 30, 2006 and September 30, 2006 included a reduction to the Citizens’ assessment of $18 and $4, respectively. These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments totaled $1 for each of the three months ended March 31, 2006 and June 30, 2006 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007.

[3]	The three months ended December 31, 2006 included a current accident year reserve release totaling 2.2 points, predominantly related to workers’ compensation claims and package business.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
WRITTEN PREMIUMS [1]

Small Commercial	$684	$657	$666	$740	$694	1%	(6%)	$1,405	$1,434	2%
Middle Market	592	637	647	558	554	(6%)	(1%)	1,173	1,112	(5%)

Total	$1,276	$1,294	$1,313	$1,298	$1,248	(2%)	(4%)	$2,578	$2,546	(1%)

EARNED PREMIUMS [1]

Small Commercial	$656	$668	$685	$681	$684	4%	—	$1,299	$1,365	5%
Middle Market	612	624	610	611	597	(2%)	(2%)	1,232	1,208	(2%)

Total	$1,268	$1,292	$1,295	$1,292	$1,281	1%	(1%)	$2,531	$2,573	2%

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)
Small Commercial	1%	1%	—	(1%)	(1%)	(2%)	—	1%	(1%)	(2%)
Middle Market	(3%)	(4%)	(5%)	(4%)	(4%)	(1%)	—	(3%)	(4%)	(1%)

Premium Retention
Small Commercial	87%	88%	86%	85%	84%	(3%)	(1%)	87%	85%	(2%)
Middle Market	81%	84%	83%	79%	78%	(3%)	(1%)	81%	78%	(3%)

New Business Premium $
Small Commercial	$139	$125	$120	$129	$126	(9%)	(2%)	$288	$255	(11%)
Middle Market	$110	$119	$117	$106	$100	(9%)	(6%)	$222	$206	(7%)

Policies in force
Small Commercial	964,329	979,655	991,979	1,005,879	1,020,262	6%	1%
Middle Market	104,928	105,610	106,130	105,641	105,970	1%	—

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
UNDERWRITING RESULTS
Written premiums [1]	$1,013	$1,022	$941	$939	$1,039	3%	11%	$1,914	$1,978	3%
Change in unearned premium reserve	74	70	(9)	(14)	72	(3%)	NM	56	58	4%

Earned premiums [1]	939	952	950	953	967	3%	1%	1,858	1,920	3%

Losses and loss adjustment expenses
Current year	650	655	622	610	660	2%	8%	1,239	1,270	3%
Prior year [2]	(37)	(7)	(8)	4	4	NM	—	(23)	8	NM

Total losses and loss adjustment expenses	613	648	614	614	664	8%	8%	1,216	1,278	5%

Underwriting expenses [3]	200	215	228	209	219	10%	5%	410	428	4%

Underwriting results	$126	$89	$108	$130	$84	(33%)	(35%)	$232	$214	(8%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year [4]	69.4	68.6	65.7	64.0	68.4	1.0	(4.4)	66.7	66.2	0.5
Prior year [2] [5]	(4.0)	(0.7)	(0.9)	0.5	0.3	(4.3)	0.2	(1.3)	0.4	(1.7)

Total losses and loss adjustment expenses	65.4	67.9	64.8	64.5	68.7	(3.3)	(4.2)	65.5	66.6	(1.1)

Expenses	21.2	22.8	23.8	21.9	22.6	(1.4)	(0.7)	22.0	22.2	(0.2)

Combined ratio	86.6	90.7	88.6	86.4	91.3	(4.7)	(4.9)	87.5	88.9	(1.4)

Catastrophes
Current year	4.8	2.3	3.0	1.8	3.3	1.5	(1.5)	3.7	2.5	1.2
Prior year	(1.2)	(1.1)	0.3	—	0.3	(1.5)	(0.3)	(0.3)	0.2	(0.5)

Catastrophe ratio	3.6	1.2	3.3	1.8	3.6	—	(1.8)	3.4	2.7	0.7

Combined ratio before catastrophes	83.0	89.5	85.3	84.6	87.7	(4.7)	(3.1)	84.1	86.1	(2.0)

Combined ratio before catastrophes and prior year development [5] [6]	85.7	89.0	86.5	84.1	87.7	(2.0)	(3.6)	85.0	85.9	(0.9)

COMBINED RATIO
Automobile	92.2	96.6	92.5	90.7	95.9	(3.7)	(5.2)	92.7	93.3	(0.6)
Homeowners	70.4	73.7	77.5	74.8	79.0	(8.6)	(4.2)	72.4	76.9	(4.5)

Total	86.6	90.7	88.6	86.4	91.3	(4.7)	(4.9)	87.5	88.9	(1.4)

[1]	Written premiums for Omni for the three months ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 were $37, $30, $27 and $14, respectively. Earned premiums for Omni for the three months ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 were $39, $36, $33 and $19, respectively.

[2]	The three months ended June 30, 2006 and September 30, 2006 included a net catastrophe reserve release of $12 and $11, respectively, primarily related to the 2004 and 2005 hurricanes.

[3]	The three months ended June 30, 2006 and September 30, 2006 included a reduction to the Citizens’ assessment of $16 and $3, respectively. These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments totaled $1 for each of the three months ended June 30, 2006 and June 30, 2007 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007.

[4]	The three months ended December 31, 2006 included a current accident year reserve release totaling 3.1 points, predominantly related to auto liability claims. The three months ended June 30, 2007 included current accident year reserve strengthening, totaling 1.1 points, related to auto liability claims.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[6]	Excluding the effect of Omni, the Personal Lines combined ratio before catastrophes and prior accident year development for the three months ended June 30, 2006, September 30, 2006 and December 31, 2006 was 84.6, 88.0 and 85.8, respectively, and for the six months ended June 30, 2006 was 83.7.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$678	$683	$630	$650	$727	7%	12%	$1,267	$1,377	9%
Agency	283	291	276	269	293	4%	9%	533	562	5%
Other	52	48	35	20	19	(63%)	(5%)	114	39	(66%)

Total	$1,013	$1,022	$941	$939	$1,039	3%	11%	$1,914	$1,978	3%

EARNED PREMIUMS [1]

AARP	$612	$624	$635	$653	$663	8%	2%	$1,207	$1,316	9%
Agency	266	271	273	277	282	6%	2%	524	559	7%
Other	61	57	42	23	22	(64%)	(4%)	127	45	(65%)

Total	$939	$952	$950	$953	$967	3%	1%	$1,858	$1,920	3%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$735	$737	$694	$699	$739	1%	6%	$1,425	$1,438	1%
Homeowners	278	285	247	240	300	8%	25%	489	540	10%

Total	$1,013	$1,022	$941	$939	$1,039	3%	11%	$1,914	$1,978	3%

EARNED PREMIUMS [1]

Automobile	$695	$708	$703	$693	$705	1%	2%	$1,381	$1,398	1%
Homeowners	244	244	247	260	262	7%	1%	477	522	9%

Total	$939	$952	$950	$953	$967	3%	1%	$1,858	$1,920	3%

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)
Automobile	—	(1%)	(1%)	—	—	—	—	—	—	—
Homeowners	4%	4%	6%	8%	6%	2%	(2%)	4%	7%	3%

Premium Retention
Automobile	87%	87%	87%	89%	88%	1%	(1%)	87%	89%	2%
Homeowners	95%	95%	93%	100%	97%	2%	(3%)	95%	98%	3%

New Business Premium $
Automobile	$114	$129	$117	$117	$115	1%	(2%)	$223	$232	4%
Homeowners	$44	$46	$39	$37	$39	(11%)	5%	$76	$76	—

Policies in force
Automobile	2,277,520	2,314,116	2,276,165	2,313,512	2,342,883	3%	1%
Homeowners	1,421,230	1,445,973	1,460,679	1,478,797	1,496,354	5%	1%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
UNDERWRITING RESULTS
Written premiums	$418	$383	$369	$385	$387	(7%)	1%	$844	$772	(9%)
Change in unearned premium reserve	19	(5)	(11)	7	14	(26%)	100%	62	21	(66%)

Earned premiums	399	388	380	378	373	(7%)	(1%)	782	751	(4%)

Losses and loss adjustment expenses
Current year	277	247	267	250	256	(8%)	2%	549	506	(8%)
Prior year [1]	64	(1)	2	(6)	13	(80%)	NM	34	7	(79%)

Total losses and loss adjustment expenses	341	246	269	244	269	(21%)	10%	583	513	(12%)

Underwriting expenses	100	100	100	94	103	3%	10%	193	197	2%
Dividends to policyholders	1	1	(8)	1	2	100%	100%	2	3	50%

Underwriting results	$(43)	$41	$19	$39	$(1)	98%	NM	$4	$38	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year	69.4	64.0	69.7	65.8	68.5	0.9	(2.7)	70.2	67.2	3.0
Prior year [1] [2]	15.9	(0.5)	0.7	(1.7)	3.7	12.2	(5.4)	4.5	1.0	3.5

Total losses and loss adjustment expenses	85.3	63.5	70.4	64.1	72.2	13.1	(8.1)	74.6	68.1	6.5

Expenses	25.8	25.4	26.9	25.0	27.6	(1.8)	(2.6)	24.8	26.3	(1.5)
Policyholder dividends	(0.1)	0.5	(2.1)	0.4	0.4	(0.5)	—	0.2	0.4	(0.2)

Combined ratio	111.0	89.4	95.1	89.6	100.3	10.7	(10.7)	99.6	94.9	4.7

Catastrophes
Current year	1.0	0.7	—	0.1	0.6	0.4	(0.5)	0.8	0.3	0.5
Prior year	(0.4)	(0.5)	(1.2)	(1.1)	—	(0.4)	(1.1)	(4.0)	(0.5)	(3.5)

Catastrophe ratio	0.6	0.1	(1.3)	(1.0)	0.6	—	(1.6)	(3.2)	(0.2)	(3.0)

Combined ratio before catastrophes	110.4	89.2	96.4	90.6	99.7	10.7	(9.1)	102.7	95.1	7.6

Combined ratio before catastrophes and prior year development [2]	94.0	89.2	94.4	91.2	96.0	(2.0)	(4.8)	94.3	93.6	0.7

[1]	The three months ended March 31, 2006 included a net catastrophe reserve release of $30, primarily related to the 2004 and 2005 hurricanes. The three months ended June 30, 2006 included an increase of $45 for construction defects claims.

[2]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
THREE MONTHS ENDED						Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
WRITTEN PREMIUMS [1]

Property	$69	$49	$51	$41	$59	(14%)	44%	$112	$100	(11%)
Casualty	139	130	112	164	129	(7%)	(21%)	328	293	(11%)
Professional Liability, Fidelity and Surety	174	179	187	159	178	2%	12%	331	337	2%
Other	36	25	19	21	21	(42%)	—	73	42	(42%)

Total	$418	$383	$369	$385	$387	(7%)	1%	$844	$772	(9%)

EARNED PREMIUMS [1]

Property	$54	$51	$53	$52	$49	(9%)	(6%)	$109	$101	(7%)
Casualty	147	146	132	135	133	(10%)	(1%)	289	268	(7%)
Professional Liability, Fidelity and Surety	160	171	165	170	168	5%	(1%)	314	338	8%
Other	38	20	30	21	23	(39%)	10%	70	44	(37%)

Total	$399	$388	$380	$378	$373	(7%)	(1%)	$782	$751	(4%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
UNDERWRITING RESULTS
Written premiums	$2	$—	$2	$—	$1	(50%)	—	$2	$1	(50%)
Change in unearned premium reserve	1	—	(1)	—	—	(100%)	—	—	—	—

Earned premiums	1	—	3	—	1	—	—	2	1	(50%)
Losses and loss adjustment expenses
Current year	—	—	—	—	—	—	—	—	—	—
Prior year [1]	267	58	16	18	116	(57%)	NM	286	134	(53%)

Total losses and loss adjustment expenses	267	58	16	18	116	(57%)	NM	286	134	(53%)
Underwriting expenses	—	4	4	6	5	—	(17% )	3	11	NM

Underwriting results	$(266)	$(62)	$(17)	$(24)	$(120)	55%	NM	$(287)	$(144)	50%

Net investment income	69	60	66	62	61	(12%)	(2% )	135	123	(9%)
Other expenses	(1)	—	(1)	—	(2)	(100%)	—	—	(2)	—
Income tax benefit (expense)	72	5	(12)	(10)	25	(65%)	NM	61	15	(75%)

Core earnings	(126)	3	36	28	(36)	71%	NM	(91)	(8)	91%
Add: Net realized capital gains (losses), after-tax	2	3	12	4	(4)	NM	NM	2	—	(100%)

Net (loss) income	$(124)	$6	$48	$32	$(40)	68%	NM	$(89)	$(8)	91%

[1]	The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended September 30, 2006 included environmental reserve strengthening of $43. The three months ended June 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS LOSSES AND LOSS ADJUSTMENT EXPENSES

For the Three Months Ended June 30, 2007	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$2,176		$299	$1,808	$4,283
Losses and loss adjustment expenses incurred	10		—	106	116
Losses and loss adjustment expenses paid	(41)		(17)	(60)	(118)
Reallocation of reserves for unallocated loss adjustment expenses [4]	—		—	125	125

Ending liability – net [2] [3]	$2,145	[5]	$282	$1,979	$4,406

For the Six Months Ended June 30, 2007	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$2,242		$316	$1,858	$4,416
Losses and loss adjustment expenses incurred	16		—	118	134
Losses and loss adjustment expenses paid	(113)		(34)	(122)	(269)
Reallocation of reserves for unallocated loss adjustment expenses [4]	—		—	125	125

Ending liability – net [2] [3]	$2,145	[5]	$282	$1,979	$4,406

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $9 and $6, respectively, as of June 30, 2007, $9 and $6, respectively, as of March 31, 2007, and $9 and $6, respectively, as of December 31, 2006. Total net losses and loss adjustment expenses incurred in Ongoing Operations for the three and six months ended June 30, 2007 includes $2 and $3 , respectively, related to asbestos and environmental claims. Total net losses and loss adjustment expenses paid in Ongoing Operations for the three and six months ended June 30, 2007 includes $2 and $3, respectively, related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $2,867 and $316, respectively, as of June 30, 2007, $3,095 and $336, respectively, as of March 31, 2007, and $3,242 and $362, respectively, as of December 31, 2006.

[4]	Prior to the second quarter of 2007, the Company evaluated the adequacy of reserves for unallocated loss adjustment expenses on a company-wide basis. During the quarter ended June 30, 2007, the Company refined its analysis of the reserves at a segment level, resulting in the reallocation of reserves among segments, including a reallocation of reserves from Ongoing Operations to Other Operations.

[5]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $250 and $256, respectively, resulting in a one year net survival ratio of 8.6 and a three year net survival ratio of 8.4. Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SUMMARY OF GROSS ASBESTOS RESERVES
AS OF JUNE 30, 2007

	Number of	All Time	Total	All Time
	Accounts [1]	Paid [2]	Reserves	Ultimate [2]
Major Asbestos Defendants [4]
Structured settlements (includes 3 Wellington accounts)	6	$260	$443	$703
Wellington (direct only)	30	858	75	933
Other major asbestos defendants	29	478	163	641
No known policies (includes 3 Wellington accounts)	5	—	—	—
Accounts with future exposure > $2.5	72	724	705	1,429
Accounts with future exposure < $2.5	1,077	443	130	573
Unallocated [5]		1,318	418	1,736

Total direct		$4,081	$1,934	$6,015

Assumed reinsurance		1,003	552	1,555
London market		547	381	928

Total as of June 30, 2007 [3]		$5,631	$2,867	$8,498

[1]	An account may move between categories from one evaluation to the next. Reclassifications were made as a result of the reserve evaluation completed in the second quarter of 2007.

[2]	“All Time Paid” represents the total payments with respect to the indicated claim type that have already been made by the Company as of the indicated balance sheet date. “All Time Ultimate” represents the Company’s estimate, as of the indicated balance sheet date, of the total payments that are ultimately expected to be made to fully settle the indicated payment type. The amount is the sum of the amounts already paid (e.g., “All Time Paid”) and the estimated future payments (e.g., the amount shown in the column labeled “Total Reserves”).

[3]	Survival ratio is a commonly used industry ratio for comparing reserve levels between companies. While the method is commonly used, it is not a predictive technique. Survival ratios may vary over time for numerous reasons such as large payments due to the final resolution of certain asbestos liabilities, or reserve re-estimates. The survival ratio is computed by dividing the recorded reserves by the average of the past three years of payments. The ratio is the calculated number of years the recorded reserves would survive if future annual payments were equal to the average annual payments for the past three years. The 3-year gross survival ratio of 5.3 as of June 30, 2007 is computed based on total paid losses of $1,609 for the period from July 1, 2004 to June 30, 2007. As of June 30, 2007, the one year gross paid amount for total asbestos claims is $487, resulting in a one year gross survival ratio of 5.9.

[4]	Includes 26 open accounts at June 30, 2007. Included 28 open accounts at June 30, 2006.

[5]	Includes closed accounts (exclusive of Major Asbestos Defendants) and unallocated IBNR.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended June 30, 2007	Losses & LAE	Losses & LAE	Losses & LAE	Losses & LAE
Gross	$30	$(295)	$13	$—
Direct
Assumed — Domestic	30	72	4	—
London Market	20	76	2	—

Total	80	(147)	19	—

Ceded	(39)	157	(2)	—

Net	$41	$10	$17	$—

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Six Months Ended June 30, 2007	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross	$113	$(293)	$33	$—
Direct
Assumed — Domestic	30	72	4	—
London Market	26	76	4	—

Total	229	(145)	45	—

Ceded	(116)	161	(11)	—

Net	$113	$16	$34	$—

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations. Total gross loss and LAE incurred in Ongoing Operations for the three and six months ended June 30, 2007 includes $1 and $2, respectively, related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three and six months ended June 30, 2007 includes $3 and $4, respectively, related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended June 30, 2007
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 4/1/07 - gross	$7,961	$1,893	$6,659	$16,513	$5,474	$21,987
Reinsurance and other recoverables	635	99	2,388	3,122	1,191	4,313

Liabilities for unpaid losses and loss adjustment expenses at 4/1/07 - net	7,326	1,794	4,271	13,391	4,283	17,674

Provision for unpaid losses and loss adjustment expenses
Current year	800	660	256	1,716	—	1,716
Prior year	(29)	4	13	(12)	116	104

Total provision for unpaid losses and loss adjustment expenses	771	664	269	1,704	116	1,820

Payments	(625)	(630)	(149)	(1,404)	(118)	(1,522)
Reallocation of reserves for unallocated loss adjustment expenses [1]	(198)	(58)	131	(125)	125	—

Liabilities for unpaid losses and loss adjustment expenses at 6/30/07 - net	7,274	1,770	4,522	13,566	4,406	17,972
Reinsurance and other recoverables	592	76	2,366	3,034	984	4,018

Liabilities for unpaid losses and loss adjustment expenses at 6/30/07 - gross	$7,866	$1,846	$6,888	$16,600	$5,390	$21,990

Earned premiums	$1,281	$967	$373	$2,621	$1	$2,622
Loss and loss expense paid ratio	48.8	65.2	40.7	53.7
Loss and loss expense incurred ratio	60.3	68.7	72.2	65.1
Prior accident year development (pts.)	(2.3)	0.3	3.7	(0.5)

[1]	Prior to the second quarter of 2007, the Company evaluated the adequacy of the reserves for unallocated loss adjustment expenses on a company-wide basis. During the quarter ended June 30, 2007, the Company refined its analysis of the reserves at the segment level, resulting in the reallocation of reserves among segments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Six Months Ended June 30, 2007
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/07 - gross	$7,794	$1,959	$6,522	$16,275	$5,716	$21,991
Reinsurance and other recoverables	650	134	2,303	3,087	1,300	4,387

Liabilities for unpaid losses and loss adjustment expenses at 1/1/07 - net	7,144	1,825	4,219	13,188	4,416	17,604

Provision for unpaid losses and loss adjustment expenses
Current year	1,593	1,270	506	3,369	—	3,369
Prior year	(23)	8	7	(8)	134	126

Total provision for unpaid losses and loss adjustment expenses	1,570	1,278	513	3,361	134	3,495

Payments	(1,242)	(1,275)	(341)	(2,858)	(269)	(3,127)
Reallocation of reserves for unallocated loss adjustment expenses [1]	(198)	(58)	131	(125)	125	—

Liabilities for unpaid losses and loss adjustment expenses at 6/30/07 - net	7,274	1,770	4,522	13,566	4,406	17,972
Reinsurance and other recoverables	592	76	2,366	3,034	984	4,018

Liabilities for unpaid losses and loss adjustment expenses at 6/30/07 - gross	$7,866	$1,846	$6,888	$16,600	$5,390	$21,990

Earned premiums	$2,573	$1,920	$751	$5,244	$1	$5,245
Loss and loss expense paid ratio	48.3	66.4	45.3	54.5
Loss and loss expense incurred ratio	61.0	66.6	68.1	64.1
Prior accident year development (pts.)	(0.9)	0.4	1.0	(0.1)

[1]	Prior to the second quarter of 2007, the Company evaluated the adequacy of the reserves for unallocated loss adjustment expenses on a company-wide basis. During the quarter ended June 30, 2007, the Company refined its analysis of the reserves at the segment level, resulting in the reallocation of reserves among segments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	June 30,	December 31,
	2007	2006
Gross Reinsurance Recoverables
Paid Loss and Loss Adjustment Expenses	$468	$460
Unpaid Loss and Loss Adjustment Expenses	3,914	4,417

Subtotal Gross Reinsurance Recoverables	4,382	4,877

Less: Allowance for Uncollectible Reinsurance	(416)	(412)

Net Reinsurance Recoverables	$3,966	$4,465

Distribution of Gross Reinsurance Recoverables

	As of December 31, 2006
	Amount	% of Total
Gross Reinsurance Recoverables	$4,877

Less: Mandatory (Assigned Risk) Pools & Structured Settlements	(673)

Gross Reinsurance Recoverables Excluding Mandatory Pools & Structured Settlements	$4,204

Rated A- (Excellent) or better by A.M. Best [1]	$3,050	72.5%
Other Rated by A.M. Best	162	3.9%

Total Rated Companies	3,212	76.4%

Voluntary Pools	223	5.3%
Captives	197	4.7%
Other Not Rated Companies	572	13.6%

Total	$4,204	100.0%

[1]	Based on A.M. Best ratings as of December 31, 2006.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
Earned premiums	$2,607	$2,632	$2,628	$2,623	$2,622	1%	—	$5,173	$5,245	1%
Net investment income	365	359	405	413	446	22%	8%	722	859	19%
Other revenues	114	118	118	118	124	9%	5%	237	242	2%
Net realized capital (losses) gains	(29)	16	17	23	(24)	17%	NM	(24)	(1)	96%

Total revenues	3,057	3,125	3,168	3,177	3,168	4%	—	6,108	6,345	4%

Losses and loss adjustment expenses [1]	1,963	1,753	1,645	1,675	1,820	(7%)	9%	3,604	3,495	(3%)
Amortization of deferred policy acquisition costs	523	531	534	528	528	1%	—	1,041	1,056	1%
Insurance operating costs and expenses [2]	107	157	175	151	177	65%	17%	248	328	32%
Other expenses	178	143	165	167	168	(6%)	1%	335	335	—

Total benefits and expenses	2,771	2,584	2,519	2,521	2,693	(3%)	7%	5,228	5,214	—

Income before income taxes	286	541	649	656	475	66%	(28%)	880	1,131	29%

Income tax expense	70	160	151	195	131	87%	(33%)	240	326	36%

Net income	216	381	498	461	344	59%	(25%)	640	805	26%
Less: Net realized capital (losses) gains, after-tax [3] [4]	(19)	10	50	13	(18)	5%	NM	(16)	(5)	69%

Core earnings	$235	$371	$448	$448	$362	54%	(19%)	$656	$810	23%

Total Property & Casualty effective tax rate — net income	24.4%	29.7%	23.3%	29.7%	27.6%	3.2	(2.1)	27.3%	28.8%	1.5
Total Property & Casualty effective tax rate — core earnings	25.4%	29.5%	29.4%	29.5%	27.9%	2.5	(1.6)	27.5%	28.8%	1.3

[1]	The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended December 31, 2006 included a current accident year reserve release of $58, predominantly related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business. The three months ended June 30, 2007 included prior accident year reserve development of $99, principally as a result of an adverse arbitration decision, and current accident year reserve strengthening of $10, related to Personal Lines auto liability claims.

[2]	The three months ended June 30, 2006 included a reduction to the Citizens’ assessment of $34 ($18 in Business Insurance and $16 in Personal Lines). The three months ended September 30, 2006 included a reduction to the Citizens’ assessment of $7 ($4 in Business Insurance and $3 in Personal Lines). These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments for Business Insurance totaled $1 for each of the three months ended March 31, 2006 and June 30, 2006 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007. Citizens’ assessment recoupments for Personal Lines totaled $1 for each of the three months ended June 30, 2006 and June 30, 2007 and $2 for each of the three months ended September 30, 2006, December 31, 2006 and March 31, 2007.

[3]	The three months ended December 31, 2006 included a $25 after-tax gain on the sale of Omni.

[4]	Includes those net realized capital gains (losses) not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Year	Sequential
	2006	2006	2006	2007	2007	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$25,377	$26,460	$27,178	$27,138	$27,468	8%	1%
Equity securities, available for sale, at fair value	796	783	873	861	947	19%	10%
Mortgage loans	286	291	409	506	655	129%	29%
Other investments	797	843	840	938	1,132	42%	21%

Total investments	27,256	28,377	29,300	29,443	30,202	11%	3%

Cash	193	156	225	229	190	(2%)	(17%)
Premiums receivable and agents’ balances	3,312	3,308	3,251	3,312	3,436	4%	4%
Reinsurance recoverables	4,485	4,232	4,465	4,373	3,966	(12%)	(9%)
Deferred policy acquisition costs	1,176	1,202	1,197	1,201	1,212	3%	1%
Deferred income tax	1,061	715	608	520	686	(35%)	32%
Goodwill	152	152	149	149	149	(2%)	—
Property and equipment, net	504	523	543	558	552	10%	(1%)
Other assets	1,552	1,404	1,281	1,475	1,403	(10%)	(5%)

Total assets	$39,691	$40,069	$41,019	$41,260	$41,796	5%	1%

Unpaid losses and loss adjustment expenses	$21,770	$21,849	$21,991	$21,987	$21,990	1%	—
Unearned premiums	5,580	5,589	5,522	5,537	5,576	—	1%
Other liabilities	3,562	2,884	3,321	4,623	4,870	37%	5%

Total liabilities	30,912	30,322	30,834	32,147	32,436	5%	1%

Equity, x-AOCI, net of tax	8,949	9,451	9,851	8,781	9,323	4%	6%
AOCI, net of tax	(170)	296	334	332	37	NM	(89%)

Total stockholders’ equity	8,779	9,747	10,185	9,113	9,360	7%	3%

Total liabilities and stockholders’ equity	$39,691	$40,069	$41,019	$41,260	$41,796	5%	1%

Hartford Fire NAIC RBC			588%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ADJUSTED STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Mar. 31, 2007	Dec. 31, 2006
Adjusted Statutory Capital and Surplus	$8,307	$8,230
GAAP Adjustments
Deferred policy acquisition costs	1,201	1,197
Deferred taxes	(307)	(320)
Benefit reserves	(106)	(107)
Unrealized gains on investments	397	418
Goodwill	149	149
Non-admitted assets	926	939
Other, net	(1,454)	(321)

GAAP Stockholders’ Equity	$9,113	$10,185

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential	JUNE 30, SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$911	$937	$988	$1,002	$1,004	10%	—	$1,808	$2,006	11%
Tax-exempt	133	132	133	133	137	3%	3%	268	270	1%

Total fixed maturities	1,044	1,069	1,121	1,135	1,141	9%	1%	2,076	2,276	10%
Equities
Available-for-sale	21	23	25	28	34	62%	21%	44	62	41%
Held for trading	(970)	1,185	1,155	210	1,234	NM	NM	(516)	1,444	NM

Total equities	(949)	1,208	1,180	238	1,268	NM	NM	(472)	1,506	NM
Mortgage loans	36	42	49	57	76	111%	33%	67	133	99%
Policy loans	36	37	36	36	34	(6%)	(6%)	69	70	1%
Limited partnerships	35	26	39	51	87	149%	71%	41	138	NM
Other	3	(10)	(3)	(12)	(10)	NM	17%	27	(22)	NM

Subtotal	205	2,372	2,422	1,505	2,596	NM	72%	1,808	4,101	127%
Less: Investment expense	17	23	25	22	26	53%	18%	39	48	23%

Total net investment income (loss)	$188	$2,349	$2,397	$1,483	$2,570	NM	73%	$1,769	$4,053	129%
Less: Securities held for trading	(970)	1,185	1,155	210	1,234	NM	NM	(516)	1,444	NM

Total net investment income excluding trading securities	$1,158	$1,164	$1,242	$1,273	$1,336	15%	5%	$2,285	$2,609	14%

Annualized investment yield, before-tax [2]	5.7%	5.6%	5.9%	5.9%	6.1%	0.4	0.2	5.7%	6.0%	0.3
Annualized investment yield, after-tax [2]	3.9%	3.9%	4.0%	4.1%	4.2%	0.3	0.1	3.9%	4.2%	0.3

Net Realized Capital Gains (Losses)
Gross gains on sale	$89	$103	$137	$124	$74	(17%)	(40%)	$180	$198	10%
Gross losses on sale	(124)	(107)	(84)	(66)	(88)	29%	(33%)	(230)	(154)	33%
Impairments
Credit related	—	(3)	(7)	(12)	(10)	—	17%	—	(22)	—
Other [3]	(66)	(18)	(4)	(3)	(30)	55%	NM	(89)	(33)	63%

Total impairments	(66)	(21)	(11)	(15)	(40)	39%	(167%)	(89)	(55)	38%
Japanese fixed annuity contract hedges, net [4]	(14)	38	3	5	(17)	(21%)	NM	(58)	(12)	79%
Periodic net coupon settlements on credit derivatives/Japan [5]	(7)	(11)	(12)	(9)	(10)	(43%)	(11%)	(21)	(19)	10%
GMWB derivatives, net [6]	(22)	9	—	22	(133)	NM	NM	(35)	(111)	NM
Other net gain (loss) [7]	(35)	16	(11)	(15)	(34)	3%	(127%)	(47)	(49)	(4%)

Total net realized capital gains (losses)	$(179)	$27	$22	$46	$(248)	(39%)	NM	$(300)	$(202)	33%

[1]	Includes income on short-term bonds.

[2]	Yields calculated using net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost or amortized cost, as applicable, excluding equity securities held for trading, collateral received associated with the securities lending program and reverse repurchase agreements as well as consolidated variable interest entity minority interests.

[3]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[4]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[5]	Included in core earnings.

[6]	The net losses for 2007 were primarily the result of liability model assumption updates and model refinements. Liability model assumption updates were made during the second quarter to reflect newly reliable market inputs for volatility.

[7]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments. In addition, the three months ended December 31, 2006 includes a before-tax benefit of $35 received from the WorldCom security settlement and a before-tax loss of $24 from the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$673	$692	$714	$727	$731	9%	1%	$1,336	$1,458	9%
Tax-exempt	30	29	30	30	31	3%	3%	59	61	3%

Total fixed maturities	703	721	744	757	762	8%	1%	1,395	1,519	9%
Equities
Available-for-sale	13	13	15	18	22	69%	22%	28	40	43%
Held for trading	(970)	1,185	1,155	210	1,234	NM	NM	(516)	1,444	NM

Total equities	(957)	1,198	1,170	228	1,256	NM	NM	(488)	1,484	NM
Mortgage loans	32	38	44	50	66	106%	32%	60	116	93%
Policy loans	36	37	36	36	34	(6%)	(6%)	69	70	1%
Limited partnerships	23	14	23	32	46	100%	44%	32	78	144%
Other	(4)	(4)	(19)	(24)	(27)	NM	(13%)	1	(51)	NM

Subtotal	(167)	2,004	1,998	1,079	2,137	NM	98%	1,069	3,216	NM
Less:Investment expense	12	17	18	17	19	58%	12%	28	36	29%

Total net investment income (loss)	$(179)	$1,987	$1,980	$1,062	$2,118	NM	99%	$1,041	$3,180	NM
Less: Securities held for trading	(970)	1,185	1,155	210	1,234	NM	NM	(516)	1,444	NM

Total net investment income excluding trading securities	$791	$802	$825	$852	$884	12%	4%	$1,557	$1,736	11%

Annualized investment yield, before-tax [2]	5.8%	5.8%	5.9%	5.9%	6.1%	0.3	0.2	5.7%	6.0%	0.3
Annualized investment yield, after-tax [2]	3.8%	3.8%	3.9%	3.9%	4.0%	0.2	0.1	3.8%	4.0%	0.2

Net Realized Capital Gains (Losses)
Gross gains on sale	$48	$61	$65	$72	$36	(25%)	(50%)	$89	$108	21%
Gross losses on sale	(82)	(66)	(50)	(40)	(52)	37%	(30%)	(141)	(92)	35%
Impairments
Credit related	—	(3)	(7)	(12)	—	—	100%	—	(12)	—
Other [3]	(43)	(14)	—	(2)	(20)	53%	NM	(52)	(22)	58%

Total impairments	(43)	(17)	(7)	(14)	(20)	53%	(43%)	(52)	(34)	35%
Japanese fixed annuity contract hedges, net [4]	(14)	38	3	5	(17)	(21%)	NM	(58)	(12)	79%
Periodic net coupon settlements on credit derivatives/Japan [5]	(8)	(12)	(14)	(12)	(13)	(63%)	(8%)	(22)	(25)	(14%)
GMWB derivatives, net [6]	(22)	9	—	22	(133)	NM	NM	(35)	(111)	NM
Other net gain (loss) [7]	(29)	(2)	8	(10)	(22)	24%	(120%)	(57)	(32)	44%

Total net realized capital gains (losses)	$(150)	$11	$5	$23	$(221)	(47%)	NM	$(276)	$(198)	28%

[1]	Includes income on short-term bonds.

[2]	Yields calculated using net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost or amortized cost, as applicable, excluding equity securities held for trading, collateral received associated with the securities lending program and reverse repurchase agreements as well as consolidated variable interest entity minority interests.

[3]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[4]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[5]	Included in core earnings.

[6]	The net losses for 2007 were primarily the result of liability model assumption updates and model refinements. Liability model assumption updates were made during the second quarter to reflect newly reliable market inputs for volatility.

[7]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments. In addition, the three months ended December 31, 2006 includes a before-tax benefit of $25 received from the WorldCom security settlement.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$236	$242	$263	$267	$267	13%	—	$466	$534	15%
Tax-exempt	103	103	103	103	106	3%	3%	209	209	—

Total fixed maturities	339	345	366	370	373	10%	1%	675	743	10%
Equities — available-for-sale	8	10	9	10	12	50%	20%	16	22	38%
Mortgage loans	4	4	5	7	10	150%	43%	7	17	143%
Limited partnerships	12	12	16	19	41	NM	116%	9	60	NM
Other	7	(6)	16	12	17	143%	42%	26	29	12%

Subtotal	370	365	412	418	453	22%	8%	733	871	19%
Less: Investment expense	5	6	7	5	7	40%	40%	11	12	9%

Total net investment income (loss)	$365	$359	$405	$413	$446	22%	8%	$722	$859	19%

Annualized investment yield, before-tax [2]	5.5%	5.3%	5.8%	5.9%	6.3%	0.8	0.4	5.5%	6.1%	0.6
Annualized investment yield, after-tax [2]	4.1%	3.9%	4.3%	4.4%	4.7%	0.6	0.3	4.1%	4.5%	0.4

Net Realized Capital Gains (Losses)
Gross gains on sale	$41	$42	$72	$52	$38	(7%)	(27%)	$91	$90	(1%)
Gross losses on sale	(42)	(41)	(34)	(26)	(36)	14%	(38%)	(89)	(62)	30%
Impairments
Credit related	—	—	—	—	(10)	—	—	—	(10)	—
Other [3]	(23)	(4)	(4)	(1)	(10)	57%	NM	(37)	(11)	70%

Total impairments	(23)	(4)	(4)	(1)	(20)	13%	NM	(37)	(21)	43%
Periodic net coupon settlements on credit derivatives [4]	1	1	2	3	3	NM	—	1	6	NM
Other net gain (loss) [5]	(6)	18	(19)	(5)	(9)	(50%)	(80%)	10	(14)	NM

Total net realized capital gains (losses)	$(29)	$16	$17	$23	$(24)	17%	NM	$(24)	(1)	96%

[1]	Includes income on short-term bonds.

[2]	Yields calculated using net investment income divided by the monthly weighted average invested assets at cost or amortized cost, as applicable, excluding the collateral received associated with the securities lending program.

[3]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[4]	Included in core earnings.

[5]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains. In addition, the three months ended December 31, 2006 includes a before-tax benefit of $10 received from the WorldCom security settlement and a before-tax loss of $24 from the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2006	2006	2006	2007	2007	Change	Change	2006	2007	Change
Net Investment Income
Fixed maturities [1]
Taxable	$2	$3	$11	$8	$6	NM	(25%)	$6	$14	133%

Total fixed maturities	2	3	11	8	6	NM	(25%)	6	14	133%

Equities — available-for-sale	—	—	1	—	—	—	—	—	—	—

Total net investment income	$2	$3	$12	$8	$6	NM	(25%)	6	14	133%

Net Realized Capital Gains (Losses)

Other net gain (loss) [2]	$—	$—	$—	$—	$(3)	—	—	—	(3)	—

[1]	Includes income on short-term bonds.

[2]	Primarily consists of changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	June 30,		September 30,		December 31,		March 31,		June 30,
	2006		2006		2006		2007		2007
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$76,054	68.6%	$78,705	68.5%	$80,755	67.8%	$81,566	66.3%	$81,636	65.2%
Equity securities, at fair value Available-for-sale [2]	1,568	1.4%	1,594	1.4%	1,739	1.4%	2,212	1.8%	2,390	1.9%
Held for trading	26,916	24.3%	27,863	24.3%	29,393	24.7%	30,805	25.1%	31,843	25.4%

Total equity securities, at fair value	28,484	25.7%	29,457	25.7%	31,132	26.1%	33,017	26.9%	34,233	27.3%
Policy loans, at outstanding balance	2,110	1.9%	2,057	1.8%	2,051	1.7%	2,099	1.7%	2,052	1.6%
Mortgage loans, at cost	2,555	2.3%	2,742	2.4%	3,318	2.8%	4,015	3.3%	4,891	3.9%
Limited partnerships	946	0.9%	1,095	1.0%	1,244	1.0%	1,500	1.2%	1,733	1.4%
Other investments [3]	682	0.6%	668	0.6%	673	0.6%	746	0.6%	772	0.6%

Total investments	$110,831	100.0%	$114,724	100.0%	$119,173	100.0%	$122,943	100.0%	$125,317	100.0%
Less: Equity securities held for trading	26,916	24.3%	27,863	24.3%	29,393	24.7%	30,805	25.1%	31,843	25.4%

Total investments excluding trading securities	$83,915	75.7%	$86,861	75.7%	$89,780	75.3%	$92,138	74.9%	$93,474	74.6%

HIMCO managed third party accounts	$5,283		$6,828		$7,157		$7,654		$8,343

Asset-backed securities (“ABS”)	$8,008	10.5%	$7,620	9.7%	$7,925	9.8%	$8,991	11.0%	$9,641	11.8%
Commercial mortgage-backed securities (“CMBS”)	13,588	17.9%	15,027	19.1%	16,666	20.6%	16,993	20.8%	17,669	21.6%
Collateralized mortgage obligation (“CMO”)	1,227	1.6%	1,295	1.6%	1,308	1.6%	1,231	1.5%	1,514	1.9%
Corporate	33,828	44.5%	35,123	44.6%	35,891	44.6%	34,736	42.6%	33,405	41.0%
Government/Government agencies — Foreign	1,240	1.6%	1,133	1.4%	1,294	1.6%	1,272	1.6%	1,013	1.2%
Government/Government agencies — U.S.	1,583	2.1%	1,352	1.7%	846	1.0%	1,055	1.3%	1,153	1.4%
Mortgage-backed securities (“MBS”) — agency	2,849	3.8%	2,717	3.5%	2,702	3.3%	2,509	3.1%	3,073	3.8%
Municipal — taxable	1,147	1.5%	1,268	1.6%	1,344	1.7%	1,345	1.6%	1,310	1.6%
Municipal — tax-exempt	10,550	13.9%	11,086	14.1%	11,062	13.7%	11,466	14.1%	11,259	13.8%
Redeemable preferred stock	38	—	40	0.1%	36	—	47	0.1%	9	—
Short-term	1,996	2.6%	2,044	2.6%	1,681	2.1%	1,921	2.3%	1,590	1.9%

Total fixed maturities [1]	$76,054	100.0%	$78,705	100.0%	$80,755	100.0%	$81,566	100.0%	$81,636	100.0%

AAA	$21,098	27.7%	$22,421	28.6%	$23,629	29.2%	$25,500	31.3%	$27,177	33.4%
AA	10,556	13.9%	10,520	13.4%	10,298	12.8%	10,911	13.4%	11,124	13.6%
A	18,196	23.9%	18,059	22.9%	18,251	22.6%	17,175	21.1%	16,507	20.2%
BBB	15,605	20.5%	16,700	21.2%	17,655	21.9%	17,023	20.9%	15,684	19.2%
U.S. Government/Government agencies	5,597	7.4%	5,782	7.3%	5,507	6.8%	5,406	6.6%	6,174	7.6%
BB & below	3,006	4.0%	3,179	4.0%	3,734	4.6%	3,630	4.4%	3,380	4.1%
Short-term	1,996	2.6%	2,044	2.6%	1,681	2.1%	1,921	2.3%	1,590	1.9%

Total fixed maturities [1]	$76,054	100.0%	$78,705	100.0%	$80,755	100.0%	$81,566	100.0%	$81,636	100.0%

[1]	Includes $224, $376, $404, $486, and $386 in Corporate at June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007, and June 30, 2007, respectively, of which $150, $271, $381, $461, and $349, respectively, were investments held by The Hartford Financial Services Group, Inc.

[2]	Includes $40, $55, $53, and $56 in Corporate at September 30, 2006, December 31, 2006, March 31, 2007, and June 30, 2007, respectively.

[3]	Includes $45 and $43 in Corporate at March 31, 2007 and June 30, 2007, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	June 30,		September 30,		December 31,		March 31,		June 30,
	2006		2006		2006		2007		2007
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$50,453	60.6%	$51,869	60.3%	$53,173	59.4%	$53,942	58.0%	$53,782	56.8%
Equity securities, at fair value Available-for-sale	772	0.9%	771	0.9%	811	0.9%	1,298	1.4%	1,387	1.5%
Held for trading	26,916	32.3%	27,863	32.4%	29,393	32.9%	30,805	33.2%	31,843	33.6%

Total equity securities, at fair value	27,688	33.2%	28,634	33.3%	30,204	33.8%	32,103	34.6%	33,230	35.1%
Policy loans, at outstanding balance	2,110	2.5%	2,057	2.4%	2,051	2.3%	2,099	2.3%	2,052	2.2%
Mortgage loans, at cost	2,269	2.7%	2,451	2.9%	2,909	3.3%	3,509	3.8%	4,236	4.5%
Limited partnerships	581	0.7%	679	0.8%	794	0.9%	966	1.0%	1,034	1.1%
Other investments	250	0.3%	241	0.3%	283	0.3%	297	0.3%	296	0.3%

Total investments	$83,351	100.0%	$85,931	100.0%	$89,414	100.0%	$92,916	100.0%	$94,630	100.0%
Less: Equity securities held for trading	26,916	32.3%	27,863	32.4%	29,393	32.9%	30,805	33.2%	31,843	33.6%

Total investments excluding trading securities	$56,435	67.7%	$58,068	67.6%	$60,021	67.1%	$62,111	66.8%	$62,787	66.4%

ABS	$6,929	13.7%	$6,574	12.7%	$6,725	12.6%	$7,705	14.3%	$8,093	15.0%
CMBS	9,745	19.3%	10,660	20.6%	11,875	22.3%	12,150	22.5%	12,360	23.0%
CMO	983	2.0%	1,010	1.9%	1,004	1.9%	928	1.7%	1,147	2.1%
Corporate	24,235	48.0%	25,166	48.5%	25,572	48.1%	24,996	46.4%	23,958	44.5%
Government/Government agencies — Foreign	579	1.2%	488	0.9%	689	1.3%	648	1.2%	547	1.0%
Government/Government agencies — U.S.	1,226	2.4%	1,011	1.9%	661	1.2%	819	1.5%	944	1.8%
MBS — agency	2,080	4.1%	1,969	3.8%	1,903	3.6%	1,759	3.3%	2,133	4.0%
Municipal — taxable	955	1.9%	1,067	2.1%	1,144	2.2%	1,144	2.1%	1,115	2.1%
Municipal — tax-exempt	2,346	4.7%	2,476	4.8%	2,495	4.7%	2,582	4.8%	2,522	4.7%
Redeemable preferred stock	15	—	16	—	13	—	16	—	5	—
Short-term	1,360	2.7%	1,432	2.8%	1,092	2.1%	1,195	2.2%	958	1.8%

Total fixed maturities	$50,453	100.0%	$51,869	100.0%	$53,173	100.0%	$53,942	100.0%	$53,782	100.0%

AAA	$11,707	23.2%	$12,362	23.8%	$13,301	25.0%	$14,908	27.7%	$15,901	29.6%
AA	6,914	13.7%	6,848	13.2%	6,584	12.4%	6,901	12.8%	6,997	13.0%
A	13,235	26.2%	13,024	25.1%	13,193	24.8%	12,423	23.0%	11,921	22.2%
BBB	11,336	22.5%	12,241	23.6%	12,909	24.3%	12,627	23.4%	11,710	21.8%
U.S. Government/Government agencies	4,252	8.4%	4,221	8.1%	3,947	7.4%	3,870	7.2%	4,418	8.2%
BB & below	1,649	3.3%	1,741	3.4%	2,147	4.0%	2,018	3.7%	1,877	3.4%
Short-term	1,360	2.7%	1,432	2.8%	1,092	2.1%	1,195	2.2%	958	1.8%

Total fixed maturities	$50,453	100.0%	$51,869	100.0%	$53,173	100.0%	$53,942	100.0%	$53,782	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	June 30,		September 30,		December 31,		March 31,		June 30,
	2006		2006		2006		2007		2007
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$25,377	93.1%	$26,460	93.2%	$27,178	92.8%	$27,138	92.2%	$27,468	91.0%
Equity securities, available-for-sale, at fair value	796	2.9%	783	2.8%	873	3.0%	861	2.9%	947	3.1%
Mortgage loans, at cost	286	1.1%	291	1.0%	409	1.4%	506	1.7%	655	2.2%
Limited partnerships	365	1.3%	416	1.5%	450	1.5%	534	1.8%	699	2.3%
Other investments	432	1.6%	427	1.5%	390	1.3%	404	1.4%	433	1.4%

Total investments	$27,256	100.0%	$28,377	100.0%	$29,300	100.0%	$29,443	100.0%	$30,202	100.0%

ABS	$1,079	4.3%	$1,046	4.0%	$1,200	4.4%	$1,286	4.7%	$1,548	5.6%
CMBS	3,843	15.1%	4,367	16.5%	4,791	17.6%	4,843	17.8%	5,309	19.3%
CMO	244	1.0%	285	1.1%	304	1.1%	303	1.1%	367	1.3%
Corporate	9,480	37.4%	9,768	36.9%	10,060	37.2%	9,650	35.7%	9,407	34.4%
Government/Government agencies — Foreign	661	2.6%	645	2.4%	605	2.2%	624	2.3%	466	1.7%
Government/Government agencies — U.S.	357	1.4%	341	1.3%	185	0.7%	236	0.9%	209	0.8%
MBS — agency	769	3.0%	748	2.8%	799	2.9%	750	2.8%	940	3.4%
Municipal — taxable	192	0.8%	201	0.8%	200	0.7%	201	0.7%	195	0.7%
Municipal — tax-exempt	8,204	32.3%	8,610	32.5%	8,567	31.5%	8,884	32.7%	8,737	31.8%
Redeemable preferred stock	23	—	24	0.1%	23	0.1%	31	0.1%	4	—
Short-term	525	2.1%	425	1.6%	444	1.6%	330	1.2%	286	1.0%

Total fixed maturities	$25,377	100.0%	$26,460	100.0%	$27,178	100.0%	$27,138	100.0%	$27,468	100.0%

AAA	$9,385	37.0%	$10,054	38.1%	$10,321	38.1%	$10,588	39.0%	$11,273	41.1%
AA	3,584	14.1%	3,577	13.5%	3,583	13.2%	3,965	14.6%	4,106	14.9%
A	4,914	19.4%	4,952	18.7%	4,950	18.2%	4,715	17.4%	4,572	16.6%
BBB	4,267	16.8%	4,453	16.8%	4,733	17.4%	4,392	16.2%	3,972	14.5%
U.S. Government/Government agencies	1,345	5.3%	1,561	5.9%	1,560	5.7%	1,536	5.7%	1,756	6.4%
BB & below	1,357	5.3%	1,438	5.4%	1,587	5.8%	1,612	5.9%	1,503	5.5%
Short-term	525	2.1%	425	1.6%	444	1.6%	330	1.2%	286	1.0%

Total fixed maturities	$25,377	100.0%	$26,460	100.0%	$27,178	100.0%	$27,138	100.0%	$27,468	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1] [2]

	June 30, 2007			December 31, 2006
	Amortized	Fair Value	Unrealized	Amortized	Fair Value	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS [3] Securities

Three months or less	$25,365	$24,809	$(556)	$12,601	$12,500	$(101)
Greater than three months to six months	3,862	3,742	(120)	1,261	1,242	(19)
Greater than six months to nine months	554	544	(10)	1,239	1,210	(29)
Greater than nine months to twelve months	645	634	(11)	1,992	1,959	(33)
Greater than twelve months	14,937	14,357	(580)	15,402	14,911	(491)

Total	$45,363	$44,086	$(1,277)	$32,495	$31,822	$(673)

BIG [4] and Equity AFS [3] Securities

Three months or less	$1,654	$1,609	$(45)	$631	$624	$(7)
Greater than three months to six months	256	247	(9)	52	50	(2)
Greater than six months to nine months	38	35	(3)	128	122	(6)
Greater than nine months to twelve months	7	7	—	128	124	(4)
Greater than twelve months	583	539	(44)	573	529	(44)

Total	$2,538	$2,437	$(101)	$1,512	$1,449	$(63)

[1]	As of June 30, 2007, fixed maturities represented $1,249 or 98%, of the Company’s total unrealized loss of available-for-sale securities. The Company held no securities of a single issuer that were at an unrealized loss position in excess of 5% of the total unrealized loss amount as of June 30, 2007 and December 31, 2006. For a detailed discussion of the other than temporary impairment criteria, see “Evaluation of Other-Than-Temporary Impairments on Available-for-Sale Securities” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and “Other-Than-Temporary Impairments on Available-for-Sale Securities” in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2006 Form 10-K Annual Report.

[2]	Includes investments held in Corporate.

[3]	Represents available-for-sale (“AFS”) securities.

[4]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	June 30, 2007			December 31, 2006
	Amortized	Fair Value	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$15,390	$15,046	$(344)	$8,462	$8,392	$(70)
Greater than three months to six months	2,845	2,756	(89)	999	985	(14)
Greater than six months to nine months	414	408	(6)	934	912	(22)
Greater than nine months to twelve months	478	469	(9)	1,186	1,166	(20)
Greater than twelve months	9,453	9,088	(365)	9,952	9,635	(317)

Total	$28,580	$27,767	$(813)	$21,533	$21,090	$(443)

BIG and Equity AFS Securities

Three months or less	$898	$871	$(27)	$391	$387	$(4)
Greater than three months to six months	175	169	(6)	26	25	(1)
Greater than six months to nine months	30	28	(2)	57	53	(4)
Greater than nine months to twelve months	5	5	—	74	71	(3)
Greater than twelve months	353	321	(32)	410	371	(39)

Total	$1,461	$1,394	$(67)	$958	$907	$(51)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	June 30, 2007			December 31, 2006
	Amortized	Fair Value	Unrealized	Amortized	Fair Value	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$9,967	$9,755	$(212)	$3,954	$3,923	$(31)
Greater than three months to six months	1,017	986	(31)	250	245	(5)
Greater than six months to nine months	140	136	(4)	305	298	(7)
Greater than nine months to twelve months	167	165	(2)	800	787	(13)
Greater than twelve months	5,475	5,260	(215)	5,446	5,272	(174)

Total	$16,766	$16,302	$(464)	$10,755	$10,525	$(230)

BIG and Equity AFS Securities

Three months or less	$749	$731	$(18)	$232	$229	$(3)
Greater than three months to six months	81	78	(3)	26	25	(1)
Greater than six months to nine months	8	7	(1)	71	69	(2)
Greater than nine months to twelve months	2	2	—	54	53	(1)
Greater than twelve months	230	218	(12)	161	156	(5)

Total	$1,070	$1,036	$(34)	$544	$532	$(12)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF JUNE 30, 2007

	LIFE			P&C			CONSOLIDATED [1]
		Percent of			Percent of			Percent of
TOP TEN CORPORATE		Total			Total			Total
FIXED MATURITY	Fair	Invested		Fair	Invested		Fair	Invested
EXPOSURES BY SECTOR	Value	Assets		Value	Assets		Value	Assets
Basic industry	$1,832	1.9%	Basic industry	$648	2.1%	Basic industry	$2,480	2.0%
Capital goods	1,717	1.8%	Capital goods	554	1.8%	Capital goods	2,272	1.8%
Consumer cyclical	2,227	2.4%	Consumer cyclical	834	2.8%	Consumer cyclical	3,062	2.4%
Consumer non cyclical	2,032	2.1%	Consumer non cyclical	843	2.8%	Consumer non cyclical	2,876	2.3%
Energy	1,186	1.3%	Energy	444	1.5%	Energy	1,631	1.3%
Financial services	7,625	8.1%	Financial services	3,199	10.5%	Financial services	10,860	8.7%
Technology and communications	2,686	2.8%	Technology and communications	1,064	3.5%	Technology and communications	3,750	3.0%
Transportation	515	0.5%	Transportation	108	0.4%	Transportation	623	0.5%
Utilities	3,118	3.3%	Utilities	1,409	4.7%	Utilities	4,527	3.6%
Other	1,020	1.1%	Other	304	1.0%	Other	1,324	1.1%

Total	$23,958	25.3%	Total	$9,407	31.1%	Total	$33,405	26.7%

TOP TEN EXPOSURES BY ISSUER [2]

Goldman EOP [3]	$384	0.4%	State of California	$243	0.8%	Goldman EOP [3]	$541	0.4%
General Electric Company	267	0.3%	State of Massachusetts	224	0.8%	State of California	402	0.3%
Parcs Ltd.	250	0.3%	New York City, NY	223	0.7%	General Electric Company	374	0.3%
Citigroup/Deutsche Bank Comm. Mrtg. [3]	247	0.3%	State of Georgia	207	0.7%	State of Massachusetts	347	0.3%
						Citigroup/Deutsche Bank
Comm. Mrtg Pass-thru Certificate	214	0.2%	State of Illinois	189	0.6%	Comm. Mrtg. [3]	321	0.3%
Northwoods Capital LTD	182	0.2%	Goldman EOP [3]	157	0.5%	Merrill Lynch & Co., Inc.	313	0.3%
Citigroup Inc.	181	0.2%	State of Louisiana	143	0.5%	State of Illinois	307	0.2%
Merrill Lynch & Co., Inc.	177	0.2%	Insurance Services Office Inc.	128	0.4%	Parcs Ltd.	300	0.2%
Barclays Bank PLC	172	0.2%	Houston, TX	126	0.4%	New York City, NY	258	0.2%
Marriott International Inc.	167	0.1%	Chicago, ILL	121	0.4%	Barclays Bank PLC	243	0.2%

Total	$2,241	2.4%	Total	$1,761	5.8%	Total	$3,406	2.7%

[1]	Includes investments held in Corporate.

[2]	Excludes U.S. government and government agency backed securities as well as securities classified as trading securities.

[3]	Includes multiple investment grade tranches.